Exhibit 10.1

SOLECTRON CORPORATION,

ISSUER

AND

U.S. BANK NATIONAL ASSOCIATION,

TRUSTEE

INDENTURE

Dated as of February 16, 2005

0.50% CONVERTIBLE SENIOR NOTES, SERIES B DUE FEBRUARY 15, 2034

CROSS-REFERENCE TABLE

TO TRUST INDENTURE ACT (“TIA”)

TIA	Indenture Section
310(a)(1) & (a)(2)	6.8
(a)(3)	N.A.
(a)(4)	N.A.
(a)(5)	6.8; 6.9
(b)	6.8; 6.9; 6.10; 6.13
(c)	N.A.
311(a) & (b)	6.14
(c)	N.A.
312(a)	14.1; 14.2(1)
(b)	14.2(2)
(c)	14.2(3)
313(a), (b)(1) & (b)(2)	14.3
(c)	1.6; 14.3(1)
(d)	14.3(2)
314(a)	10.8; 14.4
(b)	N.A.
(c)(1) & (c)(2)	1.2
(c)(3)	N.A.
(d)	N.A.
(e)	1.2
(f)	N.A.
315(a)	6.1(1)
(b)	1.6; 6.2
(c)	6.1(2)
(d)	6.1(3)
(e)	5.14
316(a)(last sentence)	1.1 (Definition of “Outstanding”)
(a)(1)(A)	5.12
(a)(1)(B)	5.13
(a)(2)	N.A.
(b)	5.8
(c)	1.4
317(a)(1)	5.3
(a)(2)	5.4
(b)	10.3
318(a) & (c)	1.13

N.A. means Not Applicable

NOTE: This Cross-Reference Table shall not, for any purposes, be deemed to be a part of the Indenture.

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

(continued)

-v-

     INDENTURE, dated as of February 16, 2005, between SOLECTRON CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 777 Gibraltar Drive, Milpitas, California 95035 (herein called the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as Trustee hereunder (herein called the “Trustee”).

RECITALS OF THE COMPANY

     The Company has duly authorized the creation of an issue of its 0.50% Convertible Senior Notes, Series B due February 15, 2034 (herein called the “Securities”) of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Securities, when the Securities are executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done. Further, all things necessary to duly authorize the issuance of the Common Stock of the Company issuable upon the conversion of the Securities, and to duly reserve for issuance the number of shares of Common Stock initially issuable upon such conversion, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1 Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

     (3) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     “Act”, when used with respect to any Holder of a Security, has the meaning specified in Section 1.4.

     “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

     “Agent Member” means any member of, or participant in, the Depositary.

     “Applicable Conversion Rate” means the Conversion Rate in effect at the time the Conversion Value is calculated.

     “Applicable Conversion Reference Period” means: (i) for Securities properly tendered for conversion after the Company has specified a Redemption Date, Purchase Date or Repurchase Date for those Securities, the five consecutive Trading Days beginning on the third Trading Day following the date of notice specifying such date or (ii) in all other cases, the five consecutive Trading Days beginning on the third Trading Day following the Conversion Date.

     “Applicable Procedures” means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of DTC or any successor Depositary, in each case to the extent applicable to such transaction and as in effect from time to time.

     “Applicable Stock Price” is equal to the average of the Closing Sale Prices of the Company’s Common Stock during the Applicable Conversion Reference Period.

     “Authenticating Agent” means any Person authorized pursuant to Section 6.12 to act on behalf of the Trustee to authenticate Securities.

     “Board of Directors” means either the board of directors of the Company or any duly authorized committee of that board.

     “Board Resolution” means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

     “Business Day”, when used with respect to any Place of Payment, Place of Conversion or any other place, as the case may be, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such Place of Payment, Place of Conversion or other place, as the case may be, are authorized or obligated by law or executive order to close.

     “Change in Control” has the meaning specified in Section 13.4(2).

     “Closing Sale Price” means, with respect to each share of Common Stock, for any day, (i) the last reported sale price regular way on the New York Stock Exchange for such share or (ii) if the Common Stock is not listed on the New York Stock Exchange, the last reported sale price regular way per share or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (iii) if the Common Stock is not quoted on the New York Stock Exchange or listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market for such share of Common Stock as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

     “Code” has the meaning specified in Section 2.l.

     “Commission” means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     “Common Stock” means the Common Stock, par value $0.001 per share, of the Company authorized at the date of this instrument as originally executed or as such stock may be constituted from time to time (including upon a change in the par value of the securities). Subject to the provisions of Section 12.11, shares issuable on conversion or repurchase of Securities shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of Securities shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class issued as a part of such reclassification or reclassifications bears to the total number of shares of all such classes issued as a part of such reclassification or reclassifications and further provided that Common Stock shall also include any associated rights under the Company’s certificate of incorporation, bylaws and stockholder rights plan, if any, to the extent provided herein.

     “common stock” includes any stock of any class of capital stock which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof, which has unrestricted voting rights and which is not subject to redemption by the issuer thereof.

     “Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.

     “Company Notice” has the meaning specified in Section 13.2.

     “Company Request” or “Company Order” means a written request or order (i) signed in the name of the Company by (A) one of its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President, an Executive Vice President or a Vice President, and by (B) one of its principal financial officer, Treasurer, an Assistant Treasurer, its Secretary or an

Assistant Secretary, provided, however, that with respect to any Company Order delivered on the date hereof, such Company Order need only contain the signature of one of the persons referenced in (A) above, and (ii) delivered to the Trustee.

     “Constituent Person” has the meaning specified in Section 12.11.

     “Conversion Agent” means any Person authorized by the Company to convert Securities in accordance with Article XII. The Company has initially appointed the Trustee as its Conversion Agent pursuant to Section 10.2 hereof.

     “Conversion Date” means the date on which a Holder properly delivers its Securities and a duly signed and completed conversion notice pursuant to this Indenture.

     “Conversion Price” has the meaning specified in Section 13.4(3).

     “Conversion Rate” has the meaning specified in Section 12.1(c).

     “Conversion Value” is equal to (i) the Applicable Conversion Rate, multiplied by (ii) the Applicable Stock Price.

     “Corporate Trust Office” means the office of the Trustee at which at any particular time the trust created by this Indenture shall be principally administered (which at the date of this Indenture is located at 60 Livingston Avenue, St. Paul, MN 55107-2292, Attention: Corporate Trust Services (Solectron Corporation, 0.50% Convertible Senior Notes, Series B due February 15, 2034)).

     “Current Market Price” shall have the meaning specified in Section 12.4(3).

     “Daily Cash Amount” means, for each $1,000 principal amount of Securities on each Trading Day in the Applicable Conversion Reference Period, the greater of: (i) zero or (ii) an amount of cash determined by the following formula:

(Closing Sale Price on that Trading Day multiplied by Applicable Conversion Rate) – $1,000

5

     “Daily Share Amount” means, for each Security on each Trading Day in the Applicable Conversion Reference Period, the greater of: (i) zero or (ii) such number of shares of the Company’s Common Stock determined by the following formula:

(Closing Sale Price on that Trading Day multiplied by Applicable Conversion Rate) – $1,000

5 multiplied by Closing Sale Price on such Trading Day

     “Defaulted Interest” has the meaning specified in Section 3.7.

     “Depositary” means, with respect to any Securities (including any Global Securities), a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Securities (or any successor securities clearing agency so registered).

     “Distribution Notice” has the meaning specified in Section 12.1(a).

     “Documents” has the meaning specified in Section 6.3(1).

     “Dollar” or “U.S. $” means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

     “DTC” means The Depository Trust Company, a New York corporation.

     “Event of Default” has the meaning specified in Section 5.1.

     “Exchange Act” means the United States Securities Exchange Act of 1934 (or any successor statute), as amended from time to time.

     “Expiration Date” has the meaning specified in Section 12.4(1)(v).

     “Expiration Time” has the meaning specified in Section 12.4(1)(v).

     “Fall-Away Event” shall be any date following the date of the Indenture in which (a) the Securities are rated Baa3 or above by Moody’s Investor Services, Inc. and BBB- or above by Standard & Poor’s Ratings Group (or, if either such entity ceases to rate the Securities for reasons outside of the control of the Company, the equivalent investment grade credit rating from any other “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act selected by the Company as a replacement agency); and (b) no Event of Default shall have occurred and be continuing.

     “Global Security” means a Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

     “Holder” means the Person in whose name the Security is registered in the Security Register.

     “Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

     “Interest Payment Date” means the Stated Maturity of an installment of interest on the Securities.

     “Instrument” has the meaning specified in Section 5.1.

     “Issue Date” means February 16, 2005.

     “Maturity”, when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the purchase or repurchase right set forth in Article XIII or otherwise.

     “Measurement Period” has the meaning specified in Section 12.4(1)(iv).

     “Merger Notice” has the meaning specified in Section 12.1.

     “Net Cash Amount” has the meaning specified in Section 12.2.

     “Net Share Amount” has the meaning specified in Section 12.2.

     “Net Shares” has the meaning specified in Section 12.2.

     “Non-electing Share” has the meaning specified in Section 12.11.

     “Non-Global Security” means any Security issued under the conditions set forth in Section 3.4.

     “Notice of Default” has the meaning specified in Section 5.1.

     “Notice of Optional Repurchase” has the meaning specified in Section 13.6(b).

     “Notice of Withdrawal” has the meaning specified in Section 13.6(c).

     “Officers’ Certificate” means a certificate (i) signed by (A) one of the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President, an Executive Vice President, a Senior Vice President or a Vice President and by (B) one of the principal financial officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and (ii) delivered to the Trustee. One of the Officers signing any Officers’ Certificate required to be given pursuant to Section 10.8 shall be the principal executive, financial or accounting officer of the Company.

     “Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee in its reasonable discretion.

     “Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i)	Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(ii)	Securities the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(iii)	Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

(iv)	Securities converted into Common Stock pursuant to Article XII;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee has been notified in writing to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor, and the Trustee shall be protected in relying upon an Officer’s Certificate to such effect.

     “Paying Agent” means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company and, except as otherwise specifically set forth herein, such term shall include the Company if it shall act as its own Paying Agent. The Company has initially appointed the Trustee as its Paying Agent pursuant to Section 10.2 hereof.

     “Person” means any individual, corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

     “Place of Conversion” has the meaning specified in Section 3.1.

     “Place of Payment” has the meaning specified in Section 3.1.

     “Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     “Press Release” means any press release issued by the Company and disseminated through any one of the following News Services: Reuters Business News Services, Bloomberg News Services and Dow Jones & Company Inc. (or any comparable news service if one or more of the foregoing are not then available).

     “Principal Return” has the meaning specified in Section 12.2.

     “Purchase Date” has the meaning specified in Section 13.6(a).

     “Purchase Notice” has the meaning specified in Section 13.6(a).

     “Purchase Price” has the meaning specified in Section 13.6(a).

     “Purchased Shares” has the meaning specified in Section 12.4(1)(v).

     “Purchasers” has the meaning specified in Section 11.8.

     “Record Date” means any Regular Record Date or Special Record Date.

     “Record Date Period” means the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date.

     “Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     “Redemption Price”, when used with respect to any Security to be redeemed, means the price set forth in Section 2.2.

     “Reference Period Conversion Value” has the meaning specified in Section 12.2.

     “Regular Record Date” for interest payable in respect of any Security on any Interest Payment Date means the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     “Repurchase Date” has the meaning specified in Section 13.1.

     “Repurchase Price” has the meaning specified in Section 13.1.

     “Responsible Officer”, when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

     “Rights” means any common stock or preferred stock purchase right, as the case may be, that all shares of Common Stock are entitled to receive under a Rights Plan.

     “Rights Plan” shall mean a preferred shares rights plan or any similar plan adopted by the Company.

     “Securities” has the meaning ascribed to it in the first paragraph under the caption “Recitals of the Company”.

     “Securities Act” means the United States Securities Act of 1933 (or any successor statute), as amended from time to time.

     “Security Register” and “Security Registrar” have the respective meanings specified in Section 3.5(1)

     “Significant Subsidiary” means, at any date of determination, any Subsidiary of the Company that (i) for the most recent completed fiscal year of the Company, accounted for more than 10% of the consolidated revenues of the Company or (ii) as of the end of such fiscal year, was the owner of more than 10% of the consolidated assets of the Company, all as set forth on the most recently available consolidated financial statements of the Company for such fiscal year.

     “Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 3.7.

     “Spin-off” has the meaning specified in Section 12.4(1)(iv).

     “Stated Maturity”, when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     “Subsidiary” means a corporation, partnership, limited liability corporation or any similar legal entity, more than 50% of the outstanding voting stock or voting interests of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, “voting stock” means stock or other similar interests in the corporation, partnership, limited liability corporation or other entity which ordinarily has or have voting power for the election of directors, or persons performing similar functions, whether at all times or only so long as no senior class of stock or other interests has or have such voting power by reason of any contingency.

     “Subsidiary Closing Price” means, with respect to the securities of a Subsidiary distributed in a Spin-off, for any day, (i) the last reported sale price regular way on the New York Stock Exchange or, (ii) if such security is not listed on the New York Stock Exchange, the last reported sale price regular way per share or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case, on the principal national securities exchange on which such security is listed or admitted to trading, or (iii) if such security is not listed on the New York Stock Exchange or listed or admitted to trading on any national securities exchange, the average of the closing bid prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

     “Successor Security” of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     “Trading Day” means (i) if the Common Stock is quoted on the Nasdaq National Market or any other system of automated dissemination of quotations of securities prices, days on which trades may be effected through such system, (ii) if the Common Stock is listed or admitted for trading on any national or regional securities exchange, days on which such national or regional securities exchange is open for business, or (iii) if the Common Stock is not listed on a national or regional securities exchange or quoted on the Nasdaq National Market or any other system of automated dissemination of quotation of securities prices, days on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

     “Trading Price” has the meaning specified in Section 12.1(b).

     “Trigger Event” has the meaning specified in Section 12.12.

     “Trust Indenture Act” means the Trust Indenture Act of 1939, and the rules and regulations thereunder, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939, and the rules and regulations thereunder, as so amended.

     “Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean such successor Trustee.

     “United States” means the United States of America (including the 50 States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its “possessions” including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

SECTION 1.2 Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that there has been compliance with all conditions precedent, if any, provided for in this Indenture relating to the proposed action and an Opinion of Counsel stating that in the opinion of such counsel there has been compliance with all such conditions precedent, if any, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates provided for in Section 10.8) shall include:

     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not there has been compliance with such covenant or condition; and

     (4) a statement as to whether, in the opinion of each such individual, there has been compliance with such condition or covenant.

SECTION 1.3 Form of Documents Delivered to the Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or any other Person stating that the information with respect to such factual matters is in the possession of the Company or such other Person, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4 Acts of Holders of Securities.

     (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by (A) one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing by such Holders or (B) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article IX. Such action shall become effective when such instrument or instruments or record is delivered to the Trustee and, where it is hereby expressly required, to the Company. The Trustee shall promptly deliver to the Company copies of all such instruments and records delivered to the Trustee. Such instrument or instruments and records (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 9.6.

     (2) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (3) The principal amount and serial number of any Security held by any Person, and the date of his holding the same, shall be proved by the Security Register.

     (4) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section 1.4.

     (5) The Company may set any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted by this Indenture to be given or taken by Holders. Promptly and in any case not later than 10 days after setting a record date, the Company shall notify the Trustee and the Holders of such record date. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 14.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, the Holders on such date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to give or take, or vote on, the relevant action, whether or not such Holders remain Holders after such record date. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

     Upon receipt by the Trustee from any Holder of (i) any notice of default or breach referred to in Section 5.1(6), if such default or breach has occurred and is continuing and the Trustee shall not have given such a notice to the Company, (ii) any declaration of acceleration referred to in Section 5.2, if an Event of Default has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, or (iii) any direction referred to in Section 5.12, if the Trustee shall not have taken the action specified in such direction, then, with respect to clauses (ii) and (iii), a record date shall automatically and without any action by the Company or the Trustee be set for determining the Holders entitled to join in such declaration or direction, which record date shall be the close of business on the tenth day (or, if such day is not a Business Day, the first Business Day thereafter) following the day on which the Trustee receives such declaration or direction, and, with respect to clause (i), the Trustee may set any day as a record date for the purpose of determining the Holders entitled to join in such notice of default. Promptly after such receipt by the Trustee of any such declaration or direction referred to in clause (ii) or (iii), and promptly after setting any record date with respect to clause (i), and as soon as practicable thereafter, the Trustee shall notify the Company and the Holders of any such record date so fixed. The Holders on such record date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite principal amount of Securities on such record date (or their duly appointed agents or proxies) having joined therein on or prior to the 90th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent or proxy thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. In addition, nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Company by Holders (or their duly appointed agents or proxies) of the requisite principal amount of Securities on the date such notice, declaration or direction is so given.

     (6) Except as provided in Sections 5.12 and 5.13, any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (7) The provisions of this Section 1.4 are subject to the provisions of Section 9.5.

SECTION 1.5 Notices, Etc. to the Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with a Responsible Officer of the Trustee and received at its Corporate Trust Office.

     (2) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telecopied and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to the Company at 847 Gibraltar Drive, Milpitas, California 95035 Attention: General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.6 Notice to Holders of Securities; Waiver.

     Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders if in writing and mailed, first-class postage prepaid or delivered by an overnight delivery service, to each Holder of a Security affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

     Neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Securities as shall be made with the approval of the Trustee, which approval shall not be unreasonably withheld, shall constitute a sufficient notification to such Holders for every purpose hereunder.

     Such notice shall be deemed to have been given when such notice is mailed.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 1.7 Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.8 Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.9 Separability Clause.

     In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.10 Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent, Conversion Agent and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

SECTION 1.11 Governing Law.

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULE 327(B).

SECTION 1.12 Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, Repurchase Date, Purchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day at a Place of Payment or Place of Conversion, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal of, premium, if any, or interest on, or the payment of the Redemption Price, Purchase Price or Repurchase Price (whether the same is payable in cash or in shares of Common Stock, as the case may be) with respect to, or delivery for conversion of, such Security need not be made at such Place of Payment or Place of Conversion, as the case may be, on or by such day, but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repurchase Date, Purchase Date or at the Stated Maturity or by such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date, Purchase Date, Stated Maturity or last day for conversion, as the case may be.

SECTION 1.13 Conflict With Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

ARTICLE II

SECURITY FORMS

SECTION 2.1 Form Generally.

     The Securities shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, the Internal Revenue Code of 1986, as amended, and regulations thereunder (the “Code”), or as may, consistent herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. All Securities shall be in fully registered form.

     The Trustee’s certificates of authentication shall be in substantially the form set forth in Section 2.3.

     Conversion notices shall be in substantially the form set forth in Section 2.4.

     Repurchase notices shall be substantially in the form set forth in Section 2.2.

     The Securities shall be printed, lithographed, typewritten or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any automated quotation system or securities exchange (including on steel engraved borders if so required by any securities exchange upon which the Securities may be listed) on which the Securities may be quoted or listed, as the case may be, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

     Upon their original issuance, the Securities shall be issued in the form of one or more Global Securities in definitive, fully registered form without interest coupons. Such Global Security shall be registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Security, together with its Successor Securities that are Global Securities, are collectively herein called the “Global Security”.

SECTION 2.2 Form of Security.

[FORM OF FACE]

     [THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THE COMPANY AGREES, AND BY ACCEPTING A BENEFICIAL OWNERSHIP INTEREST IN THIS SECURITY EACH HOLDER AND ANY BENEFICIAL OWNER OF THIS SECURITY WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES TO TREAT THE EXCHANGE FOR THE SECURITY OF THE 0.50% CONVERTIBLE SENIOR NOTE DUE 2034 ISSUED BY THE COMPANY ON FEBRUARY 17, 2004 (“OUTSTANDING NOTE”) AS NOT CONSTITUTING A “SIGNIFICANT MODIFICATION” OF THE SECURITY WITHIN THE MEANING OF TREASURY REGULATION SECTION 1.1001-3(e).]

SOLECTRON CORPORATION

0.50% CONVERTIBLE SENIOR NOTES, SERIES B DUE FEBRUARY 15, 2034

No. ___	$___

CUSIP NO. _____________

     SOLECTRON CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ___, or registered assigns, the principal sum of ___United States Dollars (U.S.$___) [if this Security is a Global Security, then insert — (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed $450,000,000 by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture)) on February 15, 2034, and to pay interest thereon, from February 15, 2005, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year (each, an “Interest Payment Date”), commencing August 15, 2005, at the rate of 0.50% per annum, until the principal hereof is due, and at the rate of 0.50% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities not less than 10 days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Securities may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such lawful monies of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, or at such other offices or agencies as the Company may designate, by United States Dollar check drawn on, or wire transfer to, a United States Dollar account (such a wire transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S. $2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date).

     Payment of interest on this Security may be made by United States Dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar setting forth wire instructions not later than the relevant Record Date, by transfer to a United States Dollar account (such a wire transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S. $2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date).

     Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

SOLECTRON CORPORATION

By:

Name:
Title:

Attest:

By:

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the
within-mentioned Indenture.

Dated:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:

Authorized Signatory

[FORM OF REVERSE]

     This Security is one of a duly authorized issue of securities of the Company designated as its “0.50% Convertible Senior Notes, Series B due February 15, 2034” (herein called the “Securities”), limited in aggregate principal amount to U.S. $450,000,000, issued and to be issued under an Indenture, dated as of February 16, 2005 (herein called the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged, at the Corporate Trust Office of the Trustee. The Trustee upon such surrender by the Holder will issue the new Securities in the requested denominations.

     In any case where the due date for the payment of the principal of, premium, if any, and interest, on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, and interest, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

     No sinking fund is provided for the Securities.

     Subject to and in compliance with the Indenture, the Securities are subject to purchase at the option of the Holder on each February 15, of each of 2011, 2014, 2019, 2024 and 2029, in whole or in part, at 100% of the principal amount of such Securities to be repurchased, together with accrued and unpaid interest, if any, to, but excluding, the Purchase Date; provided, however, that installments of interest, if any, on Securities whose Stated Maturity is on or prior to such Purchase Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates, referred to on the face hereof all as provided in the Indenture.

     Subject to and in compliance with the Indenture, the Securities will be redeemable at the option of the Company at any time on or after February 20, 2011, in whole or in part, upon not less than 30 nor more than 60 days’ notice to the Holders prior to the Redemption Date at a Redemption Price payable in cash equal to 100% of the principal amount (the “Redemption Price”) together, in each case, with accrued and unpaid interest, if any, to, but excluding, the Redemption Date; provided, however, that installments of interest, if any, on Securities whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more

Predecessor Securities, of record at the close of business on the relevant Record Dates, referred to on the face hereof all as provided in the Indenture.

     In the event of a redemption of the Securities, the Company will not be required (a) to register the transfer or exchange of Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption or (b) to register the transfer or exchange of any Security, or portion thereof, called for redemption.

     Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at its option, to convert any Security that is an integral multiple of $1,000 principal amount into cash and, at the Company’s option and in certain circumstances, a combination of cash and fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion and subject to the adjustments described below, as follows:

     (1) if, on or prior to February 15, 2029, the Closing Sale Price of the Common Stock for at least 20 Trading Days in the period of the 30 consecutive Trading Days ending on the eleventh Trading Day of any fiscal quarter is more than 120% of the then current Conversion Price on the Securities, then the Holder thereof will be entitled to convert such Security until and including the eleventh Trading Day of the immediately following fiscal quarter;

     (2) if, on any date after February 15, 2029, and prior to the Stated Maturity, the Closing Sale Price of the Common Stock is more than 120% of the then current Conversion Price on the Securities, then the Holder thereof will be entitled to convert such Security at all times thereafter;

     (3) if the Company elects to call the Securities for redemption on or after February 20, 2011 then the Holder thereof will be entitled to convert such Security (or the portion of the Security called for redemption, if less than all) until the close of business on the Business Day prior to the Redemption Date.

     (4) if the Company distributes to all or substantially all holders of Common Stock rights, options or warrants (other than with respect to a Rights Plan) entitling them to purchase Common Stock at less than the Closing Sale Price of the Common Stock on the last Trading Day preceding the declaration for such distribution, then the Holder thereof will be entitled to convert such Security in the period described below;

     (5) if the Company distributes to all or substantially all holders of Common Stock cash, assets, debt securities or capital stock, which distribution has a per share value as determined by the Board of Directors exceeding 5% of the Closing Sale Price of the Common Stock on the last Trading Day preceding the declaration for such distribution, then the Holder thereof will be entitled to convert such Security in the period described below; or

     (6) if the Company becomes a party to a consolidation, merger or sale of all or substantially all of the Company’s assets where such consolidation, merger or sale of all or substantially all of the Company’s assets constitutes a Change in Control or such an event occurs that would have been a Change in Control but for the occurrence of one or more of the exceptions (I) and (II) to the definition of Change in Control contained in the proviso immediately following Section 13.4(2)(iii)

of the Indenture, then the Holder thereof will be entitled to convert such Security in the period described below.

     In the case of a distribution contemplated in clauses (4) and (5) above, the Company will notify Holders at least 20 days prior to the ex-dividend date for such distribution (the “Distribution Notice”). Once the Company has given the Distribution Notice, Holders may surrender their Securities for conversion at any time until the earlier of the close of business on the last Business Day preceding the ex-dividend date or the Company’s announcement that such distribution will not take place. If in the future the Company adopts a new Rights Plan, Holders will not have any conversion right pursuant to clause (4) above or otherwise, solely as a result of the issuance of Rights pursuant to a Rights Plan. Notwithstanding the foregoing, in the event of a distribution contemplated in clauses (4) and (5) above, Holders may not convert the Securities if the Holders may participate in such distribution without converting their Securities. In the event of a consolidation, merger or sale of all or substantially all of the Company’s assets as contemplated in clause (6) above, the Company will notify Holders at least 20 days prior to the anticipated closing date of such transaction (the “Merger Notice”). Once the Company has given the Merger Notice, the Holders may, in the event of such consolidation, merger or sale of all or substantially all of the Company’s assets, as contemplated in clause (6) above, surrender Securities for conversion at any time from and after the date which is 15 days prior to the anticipated effective date of such transaction until the date which is 15 days after the actual effective date of such transaction.

     Furthermore, subject to the provisions of the Indenture, the Holder of a Security is entitled, at its option, to convert the principal amount of this Security (or any portion thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) for the five Business Day period after any five consecutive Trading Day period in which the average of the Trading Prices for the Securities for such five Trading Day period was less than 95% of the average Conversion Value for the Securities during such period; provided, however, if on the Conversion Date, the Closing Sale Price of shares of Common Stock is greater than the then current Conversion Price of the Securities and less than or equal to 120% of the then current Conversion Price of the Securities, a Holder surrenders its Securities for conversion and the Securities are not otherwise convertible, then such Holder will receive cash with a value equal to the principal amount of such Holder’s Securities on such Conversion Date. The Trustee will determine the average Trading Prices after being requested by the Company to do so as more fully described in the Indenture.

     A Holder may convert this Security, subject to the terms and conditions provided above and in the Indenture, at any time on or before the close of business on the date of Maturity (or in case the Holder hereof has exercised his right to require the Company to purchase or repurchase this Security or the Company has called this Security for redemption or such portion hereof, until the Business Day immediately preceding, but (unless the Company defaults in making the payment due upon redemption, purchase or repurchase, as the case may be) not after, the close of business on the Business Day immediately preceding the Redemption Date, Purchase Date or Repurchase Date as the case may be) to convert this Security (or any portion of the principal amount hereof that is an integral multiple of U.S. $1,000 into cash and, at the Company’s option and in certain circumstances, a combination of cash and fully paid and nonassessable shares of Common Stock, at an initial Conversion Rate of 103.4468 shares of Common Stock for each U.S. $1,000 principal amount of Securities (or at the then current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank.

     In order to convert this Security, the Holder shall deliver the conversion notice hereon duly executed and completed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Conversion Agent (as defined below) as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate (each a “Conversion Agent”).

     In case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, the conversion notice shall be accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Notwithstanding the foregoing, if this Security or portion hereof has been called for redemption on a Redemption Date, is repurchasable on a Repurchase Date or purchasable on a Purchase Date occurring, in any such case, during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such succeeding Interest Payment Date, and as a result, the right to convert this Security would otherwise terminate in such period if not exercised, or if the Company is in arrears on any previously due interest payment as of the Conversion Date, and this Security is surrendered for conversion during such period, then the Holder of this Security on such Regular Record Date will be entitled to receive the amount of interest accruing hereon from the Interest Payment Date next preceding the date of such conversion to such succeeding Interest Payment Date and the Holder of this Security who converts this Security or a portion hereof during such period shall not be required to pay such amount upon surrender of this Security for conversion.

     Subject to the provisions of the immediately preceding paragraph and, in the case of a conversion after the close of business on the Regular Record Date next preceding any Interest Payment Date and on or before the close of business on such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security of record as of such Regular Record Date) to receive the related installment of interest to the extent and under the circumstances provided in the Indenture, no cash payment or adjustment is to be made on conversion for interest, if any, accrued hereon from the Interest Payment Date next preceding the date of conversion, or for dividends on the Common Stock issued on conversion hereof. The Company shall thereafter deliver to the Holder, in respect of each $1,000 principal amount of Securities: (i) cash, in an amount equal to the lesser of (A) the principal amount of each Security to be converted and (B) the Conversion Value and (ii) if the Conversion Value is greater than the principal amount of each Security, a number of shares of the Company’s Common Stock equal to the sum of the Daily Share Amounts during the Applicable Conversion Reference Period, calculated as described in the Indenture, or, at the Company’s election, a cash amount equal to the sum of the Daily Cash Amounts during the Applicable Conversion Reference Period, calculated as described in the Indenture. The Company will make a cash payment for any fractional shares.

     The Conversion Rate is subject to adjustment as provided in the Indenture.

     In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Common Stock of the Company into which this Security could have been converted immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (assuming such holder of Common Stock is not a Constituent Person or an Affiliate of a Constituent Person, failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-electing Shares).

     No adjustment in the Conversion Rate will be made until such adjustment would require an increase or decrease of at least one percent of such rate, provided that, any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment.

     If a Change in Control occurs, the Holder of this Security, at the Holder’s option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that is at least U.S. $1,000 or an integral multiple of U.S. $1,000 in excess thereof, provided that the portion of the principal amount of this Security to be Outstanding after such repurchase is at least equal to U.S. $1,000) for cash at a Repurchase Price equal to 100% of the principal amount thereof plus accrued interest, if any, to but excluding the Repurchase Date.

     If a Change in Control occurs prior to February 15, 2011, the Company will increase the Conversion Rate for the notes surrendered for conversion by a number of additional shares, subject to certain exceptions, provided, however, that no increase will be made in the case of a Change in Control if at least 90% of the consideration paid for the Company’s common stock (excluding cash payments for fractional shares and cash payments made pursuant to dissenters’ appraisal rights) in such change in control transaction consists of shares of capital stock traded on the New York Stock Exchange or another U.S. national securities exchange or quoted on the Nasdaq Stock Market or a successor automated over-the-counter trading market in the United States (or that will be so traded or quoted immediately following the transaction).

     The number of Additional Shares will be determined as specified in the Indenture.

     Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price so payable in those provisions of this Security when such express mention is not made.

     [The following paragraph shall appear in each Global Security:

     In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, redemption, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the Applicable Procedures.]

     [The following paragraph shall appear in each Security that is not a Global Security:

     In the event of redemption, repurchase or conversion of this Security in part only, a new Security or Securities for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof.]

     If an Event of Default shall occur and be continuing, the principal of all the Securities, together with interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with interest to the date of declaration, and (ii) interest on any overdue principal and, to the extent permitted by applicable law, on overdue interest, all of the Company’s obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least 66-2/3% in aggregate principal amount of the Outstanding Securities represented and entitled to vote at such meeting. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange therefore or in lieu hereof whether or not notation of such consent or waiver is made upon this Security or such other Security. Certain modifications or amendments to the Indenture require the consent of the Holders of each Outstanding Security affected.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof, premium if any, or interest, hereon on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York (which shall initially be an office or agency of the Trustee), or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

     Prior to due presentation of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse for the payment of the principal, premium, if any or interest, on this Security and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of consideration for the issue hereof, expressly waived and released.

     THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULE 327(B).

     All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

     The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenant in common	UNIF GIFT MIN ACT	___Custodian ___
TEN ENT	as tenants by the entireties (Cust)		(Cust) (Minor)
JT TEN	as joint tenants with right of		under Uniform Gifts to
	survivorship and not as tenants in		Minors Act ___
common

(State)

     Additional abbreviations may also be used though not in the above list.

ELECTION OF HOLDER TO REQUIRE REPURCHASE

     (1) Pursuant to Section 13.1 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

     (2) The undersigned hereby directs the Trustee or the Company to pay it or ___an amount in cash equal to 100% of the principal amount to be repurchased (as set forth below), plus accrued and unpaid interest to, but excluding, the Repurchase Date, as provided in the Indenture.

Dated:

Signature(s)

Signature(s) must be guaranteed by an Eligible
Guarantor Institution with membership in an
approved signature guarantee program pursuant
to Rule 17Ad-15 under the Securities Exchange
Act of 1934, as amended.

Signature Guaranteed

Principal amount to be repurchased (at least
U.S. $1,000 or an integral multiple of U.S. $1,000
in excess thereof):

Remaining principal amount following such
repurchase (not less than U.S. $1,000):

NOTICE: The signature to the foregoing election must correspond to the name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

SECTION 2.3 Form of Certificate of Authentication.

     The Trustee’s certificate of authentication shall be in substantially the following form:

     This is one of the Securities referred to in the within-mentioned Indenture.

Dated:

as Trustee

By:

Authorized Signatory

SECTION 2.4 Form of Conversion Notice.

     A Holder’s conversion notice shall be substantially in the following form:

CONVERSION NOTICE

     The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is U.S. $1,000 or an integral multiple of U.S. $1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) below designated, into cash and, at our option and in certain circumstances, a combination of cash and shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that a check in satisfaction of the conversion right for any fractional shares, any Net Shares, and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Securities are to be registered in the name of a Person other than the undersigned, (a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:

Signature(s)

If shares or Securities are to be registered in the
name of a Person other than the Holder, please
print such Person’s name and address:

(Name)

(Address)

Social Security or other Identification
Number, if any

Signature Guaranteed

If only a portion of the Securities is to be converted, please indicate:

1.	Principal amount to be converted: U.S. $

2.	Principal amount and denomination of Securities
representing unconverted principal amount to be issued:

Amount: U.S. $ Denominations: U.S. $

(U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof)

SECTION 2.5 Form of Assignment.

     A Holder’s assignment notice shall be substantially in the following form:

ASSIGNMENT

     For value received ___hereby sell(s), assign(s) and transfer(s) unto ___(Please insert social security or other identifying number of assignee) the within Security, and hereby irrevocably constitutes and appoints ___as attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature(s)

Signature(s) must be guaranteed by an Eligible
Guarantor Institution with membership in an
approved signature guarantee program pursuant
to Rule 17Ad-15 under the Securities Exchange
Act of 1934, as amended.

Signature Guaranteed

ARTICLE III

THE SECURITIES

SECTION 3.1 Title and Terms.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S. $450,000,000, except for Securities authenticated and delivered pursuant to Section 3.4, 3.5, 3.6, 8.5, 12.2, 13.2(5) or 13.6 in exchange for, or in lieu of, other Securities previously authenticated and delivered under this Indenture.

     The Securities shall be known and designated as the “0.50% Convertible Senior Notes, Series B due February 15, 2034” of the Company. Their Stated Maturity shall be February 15, 2034 and they shall bear interest on their principal amount from February 15, 2005, payable semi-annually in arrears on February 15 and August 15 in each year, commencing August 15, 2005, at the rate of 0.50% per annum until the principal thereof is due and at the rate of 0.50% per annum on any overdue principal and, to the extent permitted by law, on any overdue interest; provided, however, that payments shall only be made on a Business Day as provided in Section 1.12.

     The principal of, premium, if any, and interest on the Securities shall be payable as provided in the form of Securities set forth in Section 2.2, and the Repurchase Price shall be payable at such places as are identified in the Company Notice given pursuant to Section 13.2 (any city in which any Paying Agent is located being herein called a “Place of Payment”).

     The Securities are redeemable at the option of the Company at any time on or after February 20, 2011, in whole or in part, subject to the conditions and as otherwise provided in Article XI and in the form of Security set forth in Section 2.2.

     The Securities shall be convertible as provided in Article XII (any city in which any Conversion Agent is located being herein called a “Place of Conversion”).

     The Securities shall be subject to repurchase by the Company at the option of the Holders on each February 15, of each of 2011, 2014, 2019, 2024 and 2029, as provided in Article XIII.

SECTION 3.2 Denominations.

     The Securities shall be issuable only in registered form, without coupons, in denominations of U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof.

SECTION 3.3 Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer, one of its Executive Vice Presidents, one of its Senior Vice Presidents or one of its Vice Presidents, and attested by its Chief Financial Officer, Secretary or one of its Assistant Secretaries. Any such signature may be manual or facsimile.

     Securities bearing the manual or facsimile signature of individuals who were the proper officers of the Company at the time of execution shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee or to its order for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 3.4 Global Securities; Non-Global Securities; Book-entry Provisions.

     (1) Global Securities.

                    (i) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                    (ii) Except for exchanges of Global Securities for definitive, Non-global Securities at the sole discretion of the Company, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling, unable or no longer qualified to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered as such under the Exchange Act or announces an intention permanently to cease business or does in fact do so, (B) the Company, at its option, notifies the Trustee in writing that the Company elects to cause the issuance of the Securities in certificated form, or (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security. In such event, if a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of an Officers’ Certificate directing the authentication and delivery of Securities, will authenticate and deliver, Securities, in any authorized denominations in an aggregate principal amount equal to the principal amount of such Global Security in exchange for such Global Security.

                    (iii) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation, as provided in this Article III. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, in each case, as provided in Section 3.5, then either (A) such Global Security shall be so surrendered for exchange or cancellation, as provided in this Article III, or (B) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 3.5(3) and as otherwise provided in this Article III, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article III if such order, direction or request is given or made in accordance with the Applicable Procedures.

                    (iv) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article III or otherwise, shall be authenticated and delivered in the form of, and shall be, a registered Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof, in which case such Security shall be authenticated and delivered in definitive, fully registered form, without interest coupons.

                    (v) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner’s beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members and such owners of beneficial interests in a Global Security will not be considered the owners or holders thereof.

     (2) Non-global Securities. Securities issued upon the events described in Section 3.4(l)(ii) shall be in definitive, fully registered form, without interest coupons.

SECTION 3.5 Registration; Registration of Transfer and Exchange; Restrictions on Transfer.

     (1) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

     At the option of the Holder, and subject to the other provisions of this Section 3.5, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section 3.5, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

     No service charge shall be made to a Holder for any registration of transfer or exchange of Securities except as provided in Section 3.6, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 8.5, 12.2, 13.2(5) or 13.6 (other than where the shares of Common Stock are to be issued or delivered in a name other than that of the Holder of the Security) not involving any transfer and other than any stamp and other duties, if any, which may be imposed in connection with any such transfer or exchange by the United States or any political subdivision thereof or therein, which shall be paid by the Company.

     In the event of a redemption of the Securities, neither the Company nor the Securities Registrar will be required (a) to register the transfer of or exchange Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption or (b) to register the transfer of or exchange any Security, or portion thereof, called for redemption.

     (2) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.5(2) shall be made only in accordance with this Section 3.5(2).

                    (i) Global Security to Non-Global Security. In the event that Non-global Securities are to be issued pursuant to Section 3.4(1)(ii) in connection with any transfer of Securities, such transfer may be effected only in accordance with the provisions of this clause (2)(i) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) a Company Order from the Company directing the Trustee, as Security Registrar, to (x) authenticate and deliver one or more Securities of the same aggregate principal amount as the beneficial interest in the Global Security to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Securities to be so issued and appropriate delivery instructions and (y) decrease the beneficial interest of a specified Agent Member’s account in a Global Security by a specified principal amount not greater than the principal amount of such Global Security, and (B) such other certifications, legal opinions or other information as the Company or the Trustee may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Trustee, as Security Registrar, shall decrease the principal amount of the Global Security by the specified amount and authenticate and deliver Securities in accordance with such instructions from the Company as provided in Section 3.4(1)(iii).

                    (ii) Non-Global Security to Global Security. If the Holder of a Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Global Security, such transfer may be effected only in accordance with the provisions of this clause (2)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of such Security as provided in Section 3.5(1) and instructions from the Company directing that a beneficial interest in the Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member’s account, then the Trustee, as Security Registrar, shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 3.5(1) and increase the principal amount of the Global Security by the specified principal amount as provided in Section 3.4(1)(iii).

SECTION 3.6 Mutilated, Destroyed, Lost or Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there be delivered to the Company and to the Trustee:

     (1) evidence to their satisfaction of the destruction, loss or theft of any Security, and

     (2) such security or indemnity as may be satisfactory to the Company and the Trustee to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the conditions set forth in the preceding paragraph.

     Upon the issuance of any new Security under this Section 3.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto (other than any stamp and other duties, if any, which may be imposed in connection therewith by the United States or any political subdivision thereof or therein, which shall be paid by the Company) and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section 3.6 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.7 Payment of Interest; Interest Rights Preserved.

     Subject to the last paragraph of this Section 3.7, interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a “Special Record Date” for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security, the date of the proposed payment and the Special Record Date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at such Holder’s address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

     (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the provisions of this Section 3.7 and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Interest on any Security that is converted in accordance with Section 12.2 during a Record Date Period shall be payable in accordance with the provisions of Section 12.2.

SECTION 3.8 Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, any Paying Agent and any agent of the Company, the Trustee or any Paying Agent may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, interest (subject to Section 3.7) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee, any Paying Agent nor any agent of the Company, the Trustee or any Paying Agent shall be affected by notice to the contrary.

SECTION 3.9 Cancellation.

     All Securities surrendered for payment, purchase, repurchase, redemption registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered to the Trustee shall be canceled promptly by the Trustee (or its agent). No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.9. The Trustee shall dispose of all canceled Securities in accordance with applicable law and its customary practices in effect from time to time.

SECTION 3.10 Computation of Interest.

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 3.11 CUSIP Numbers.

     The Company in issuing Securities may use “CUSIP” numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such CUSIP numbers in addition to serial numbers in any notice of redemption or repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP numbers.

ARTICLE IV

SATISFACTION AND DISCHARGE

SECTION 4.1 Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect, and the Trustee, at the expense of the Company, shall execute proper instruments in form and substance satisfactory to the Trustee acknowledging satisfaction and discharge of this Indenture, when

     (1) either

                    (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.6 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                    (ii) all such Securities not theretofore delivered to the Trustee or its agent for cancellation (other than Securities referred to in clauses (A) and (B) of clause (1)(i) above)

                    (a) have become due and payable, or

                    (b) will have become due and payable at their Stated Maturity within one year, or

                    (c) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name and at the expense of the Company, and the Company, in the case of clause (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds (immediately available to the Holders in the case of clause (ii)(a) above) in trust for the purpose an amount in cash sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that there has been compliance with all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture.

     Notwithstanding the satisfaction and discharge of this Indenture, any surviving rights of conversion, or registration of transfer or exchange, or replacement of Securities expressly provided for herein or in the form of Securities set forth in Section 2.2, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.12, if money shall have been deposited with the Trustee pursuant to clause (1)(ii) of this Section 4.1, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 and the obligations of the Company and the Trustee under Section 3.5 and Article XII shall survive.

SECTION 4.2 Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 and in accordance with the provisions of Article XIII shall be held in trust for the sole benefit of the Holders and such monies shall be applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent, to the Persons entitled thereto, of the principal, premium, if any and interest, for whose payment such money has been deposited with the Trustee.

     All money deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed or assessed against all money deposited with the Trustee pursuant to Section 4.1 (other than income taxes and franchise taxes incurred or payable by the Trustee and such other taxes, fees or charges incurred or payable by the Trustee that are not directly the result of the deposit of such money with the Trustee).

ARTICLE V

REMEDIES

SECTION 5.1 Events of Default.

     “Event of Default”, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

     (2) default in the payment of the principal on any Security at its Maturity (including any Redemption Price, Repurchase Price or Purchase Price); or

     (3) any indebtedness under any bonds, debentures, notes or other evidences of indebtedness for money borrowed (or guarantee thereof) by the Company (an “Instrument”) in an aggregate principal amount in excess of U.S. $50,000,000 (or following a Fall-Away Event, in excess of U.S. $100,000,000), whether such indebtedness now exists or shall hereafter be created, is not paid at final maturity under any Instrument (either at its stated maturity or upon acceleration thereof), and such indebtedness is not discharged, or such acceleration is not rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a “Notice of Default” hereunder; or

     (4) failure by the Company to give a Company Notice in accordance with Section 13.2; or

     (5) failure to pay the Principal Return (and cash in lieu of fractional shares) of the Net Cash Amount or deliver the Net Share Amount, in each case when due, within 10 Business Days after such Principal Return (and cash in lieu of fractional shares), Net Cash Amount or Net Share Amount is required to be delivered following conversion of the Securities; or

     (6) default or breach in the performance of any covenant of the Company in this Indenture (other than a covenant a default in the performance of which is specifically dealt with elsewhere in this Section 5.1), and continuance of such default for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

     (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of the property of either, or ordering the winding up or liquidation of the affairs of either of them, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (8) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of the Company or such Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary, or the filing by either of a petition or answer or consent seeking reorganization or similar relief under any applicable Federal or State law, or the consent by either to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of the property of either, or the making by the Company or any Significant Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Significant Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action.

SECTION 5.2 Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default (other than an Event of Default specified in Section 5.1(7) or 5.1(8) with respect to the Company) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of, and any accrued interest on, all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.1(7) or 5.1(8) with respect to the Company occurs, the principal and accrued interest on of all the Securities shall, ipso facto, become immediately due and payable without any declaration or other Act of the Holders or any act on the part of the Trustee.

     At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may, on behalf of all Holders, rescind and annul such declaration and its consequences if:

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                    (i) all overdue interest on all Securities;

                    (ii) the principal of and premium, if any, on any Securities that have become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Securities;

                    (iii) to the extent permitted by applicable law, interest upon overdue interest at a rate of 0.50% per annum; and

                    (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     (2) all Events of Default, other than the nonpayment of the principal of and any premium and interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13; and

     (3) such rescission and annulment would not conflict with any judgment or decree issued in appropriate judicial proceedings regarding the payment by the Trustee to the Holders of the amounts referred to in 5.2(1).

     No rescission or annulment referred to above shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if:

     (1) default is made in the payment of interest on any Security when it becomes due and payable and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of or premium, if any, on any Security at the Maturity thereof,

the Company will, upon demand of the Trustee pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, interest on any overdue principal and premium, and to the extent permitted by applicable law, interest upon overdue interest at a rate of 0.50% per annum and such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4 Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or the creditors of either, the Trustee (irrespective of whether the principal or interest of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (1) to file a proof of claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, and to file such other papers or documents, in each of the foregoing cases, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and

     (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.7.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official.

SECTION 5.5 Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

SECTION 5.6 Application of Money Collected.

     Any money or property collected by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 6.7;

     SECOND: To the payment of the amounts then due and unpaid for principal of, premium, if any, interest on the Securities in respect of which or for the benefit of which such money or property has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively;

     THIRD: To such other Person or Persons, if any, to the extent entitled thereto; and

     FOURTH: Any remaining amounts shall be repaid to the Company.

SECTION 5.7 Limitation on Suits.

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee, and if requested, shall have provided, reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity (or if requested, receipt of indemnity) has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Securities, it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 5.8 Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.7) interest, on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, repurchase or purchase on the Redemption Date, Repurchase Date or Purchase Date, as the case may be), and to convert such Security in accordance with Article XII, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9 Restoration of Rights and Remedies.

     If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10 Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11 Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or (subject to the limitations contained in this Indenture) by the Holders of Securities as the case may be.

SECTION 5.12 Control by Holders of Securities.

     Subject to Section 6.3, the Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

     (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

     (3) the Trustee need not take any action that might involve it in personal liability or be unjustly prejudicial to the Holders of Securities not consenting.

SECTION 5.13 Waiver of Past Defaults.

     The Holders, either (i) through the written consent of not less than a majority in principal amount of the Outstanding Securities or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least 66-2/3% in principal amount of the Outstanding Securities represented at such meeting, may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default (A) in the payment of the principal of, premium, if any, or interest, on any Security, or (B) in respect of a covenant or provision hereof which under Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14 Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repurchase, on or after the Redemption Date, Repurchase Date or Purchase Date, as the case may be) or for the enforcement of the right to convert any Security in accordance with Article XII.

SECTION 5.15 Waiver of Stay, Usury or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede by reason of such law the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE VI

THE TRUSTEE

SECTION 6.1 Certain Duties and Responsibilities.

     (1) Except during the continuance of an Event of Default,

                    (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but not to verify the contents thereof.

     (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                    (i) this paragraph (3) shall not be construed to limit the effect of paragraph (1) of this Section;

                    (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                    (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (4) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2 Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder as to which the Trustee has received written notice, the Trustee shall give to all Holders of Securities, in the manner provided in Section 1.6, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 5.1(6), no such notice to Holders of Securities shall be given until at least 60 days after the occurrence thereof or, if applicable, the expiration of the cure period specified therein. For the purpose of this Section, the term “default” means any event that is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 6.3 Certain Rights of Trustee.

     Subject to the provisions of Section 6.1:

     (1) the Trustee may rely, and shall be protected in acting or refraining from acting, upon any resolution, Officers’ Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document (collectively, the “Documents”) believed by it to be genuine and to have been signed or presented by the proper party or parties, and the Trustee need not investigate any fact or matter stated in such Documents;

     (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be the one specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers’ Certificate or Opinion of Counsel;

     (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered, and, if requested by the Trustee, delivered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

     (8) Except with respect to Section 10.1 hereof, the Trustee shall have no duty to inquire as to the performance of the Company’s covenants in Article X hereof. In addition, the Trustee shall not be deemed to have knowledge of any default or Event of Default except (i) any Event of Default occurring pursuant to Sections 5.1(1), 5.1(2) and 10.1 hereof or (ii) any default or Event of Default of which the Trustee shall have received written notification in the manner set forth in this Indenture or an officer in the corporate trust administration of the Trustee shall have obtained actual knowledge.

SECTION 6.4 Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities (except the Trustee’s certificates of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Securities or of the Common Stock issuable upon the conversion of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.5 May Hold Securities, Act as Trustee under Other Indentures.

     The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Conversion Agent or such other agent.

     The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder.

SECTION 6.6 Money Held in Trust.

     Money or property held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 6.7 Compensation and Reimbursement.

     The Company agrees:

     (1) to pay the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for its acceptance of this Indenture and for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee (including costs and expenses of enforcing this Indenture and defending itself against any claim (whether asserted by the Company, any Holder of Securities or any other Person) or liability in connection with the exercise of any of its powers or duties hereunder) in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

     (3) to indemnify the Trustee (and its directors, officers, employees and agents) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs, expenses and reasonable attorneys’ fees of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     To secure the Company’s payment obligations to the Trustee in this Section 6.7, the Trustee shall have a claim prior to the Securities on all money or property held or controlled by the Trustee, other than money or property held in trust to pay principal and interest on the Securities.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(7) or Section 5.1(8), the expenses (including the reasonable charges of its counsel) and the compensation for the services are intended to constitute expenses of the administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

     The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

SECTION 6.8 Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having (or be part of a holding company group with) a combined capital and surplus of at least U.S. $50,000,000, subject to supervision or examination by Federal or state authority, and in good standing. The Trustee or an Affiliate of the Trustee shall maintain an established place of business in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 6.9.

SECTION 6.9 Resignation and Removal; Appointment of Successor.

     (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

     (2) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (3) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (4) The Trustee may be removed at any time by the Company and the Company may appoint a successor Trustee pursuant to this Article, provided, that (i) there is not an Event of Default that is continuing at the time of removal, (ii) the successor Trustee appointed by the Company meets the eligibility requirements of Section 6.8, and (iii) such removal and resignation shall not become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

     (5) If at any time:

                    (i) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                    (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (6) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this Section and Section 6.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by this Section and Section 6.10, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (7) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.10 Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

SECTION 6.11 Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.12 Authenticating Agents.

     The Trustee may, with the consent of the Company, appoint an Authenticating Agent or Agents acceptable to the Company with respect to the Securities, which Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange or substitution pursuant to this Indenture.

     Securities authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.12.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, the Trustee may appoint a successor Authenticating Agent which shall be subject to acceptance by the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.12.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.12.

     If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section 6.12, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee’s certification of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION as Trustee

By:

as Authenticating Agent

By:

Authorized Signatory

SECTION 6.13 Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 6.14 Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

ARTICLE VII

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 7.1 Company May Consolidate, Etc. Only on Certain Terms.

     The Company shall not consolidate with or merge into any other Person or convey, transfer, sell or lease its properties and assets substantially as an entirety to any Person, unless the Company is the surviving corporation, or if the Company is not the surviving corporation, then only if:

     (1) the Person formed by such consolidation or into or with which the Company is merged, or the Person to which the properties and assets of the Company are so conveyed, transferred, sold or leased shall be a corporation incorporated and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest, on all of the Securities as applicable, and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Article XII;

     (2) immediately after giving effect to such transaction, no Event of Default, and no event that after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

     (3) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, sale or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under Section 8.3.

SECTION 7.2 Successor Substituted.

     Upon any consolidation of the Company with, or merger of the Company into any other Person or any conveyance, transfer, sale or lease of all or substantially all the properties and assets of the Company in accordance with Section 7.1, the successor Person formed by such consolidation or into or with which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the

Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

ARTICLE VIII

SUPPLEMENTAL INDENTURES

SECTION 8.1 Supplemental Indentures Without Consent of Holders of Securities.

     Without the consent of any Holders of Securities the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

     (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities as permitted by Article VII of this Indenture; or

     (2) to add to the covenants of the Company for the benefit of the Holders of Securities or to surrender any right or power herein conferred upon the Company; or

     (3) to secure the Securities; or

     (4) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11 or to make provision with respect to the repurchase rights of Holders of Securities pursuant to Section 13.5; or

     (5) to comply with the requirements of the Trust Indenture Act or the rules and regulations of the Commission thereunder in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by this Indenture or otherwise; or

     (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

     (7) to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein or that is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Company and the Trustee may deem necessary or desirable, provided such action pursuant to this clause (8) shall not adversely affect the interests of the Holders of Securities in any material respect.

     Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 8.3 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained.

SECTION 8.2 Supplemental Indentures with Consent of Holders of Securities.

     With either (i) the written consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least 66 2/3% in aggregate principal amount of the Outstanding Securities represented at such meeting, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Security affected thereby,

     (1) change the Stated Maturity of the principal of or any installment of interest on any Security, or reduce the principal amount of, or the premium, if any, the rate of interest payable thereon or reduce the amount payable upon a redemption, purchase or repurchase, or change the place or currency of payment of the principal of, premium, if any, or interest on any Securities (including the Redemption Price, Repurchase Price or Purchase Price in respect of such Security) or impair the right to institute suit for the enforcement of any payment in respect of any Security on or after the Stated Maturity thereof (or, in the case of redemption or any repurchase, on or after the Redemption Date, Repurchase Date or Purchase Date as the case may be) or, except as permitted by Section 12.12, adversely affect the right of Holders to convert any Security as provided in Article XII; or

     (2) reduce the requirements of Section 9.4 for quorum or voting, or reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

     (3) modify the obligation of the Company to maintain an office or agency in the Borough of Manhattan, The City of New York, pursuant to Section 10.2; or

     (4) modify any of the provisions of this Section or Section 5.13 or 10.9, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

     (5) modify the provisions of Article XIII in a manner adverse to the Holders; or

     (6) modify the provisions of Article XI in a manner adverse to the Holders; or

     (7) reduce the amount of cash or the number of shares of Common Stock to be received by a Holder upon conversion of the Securities.

     It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 8.3 Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 6.1 and 6.3) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that such supplemental indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

SECTION 8.4 Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder appertaining thereto shall be bound thereby.

SECTION 8.5 Reference in Securities to Supplemental Indentures.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 8.6 Notice of Supplemental Indentures.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2, the Company shall give notice to all Holders of Securities of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.6. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

ARTICLE IX

MEETINGS OF HOLDERS OF SECURITIES

SECTION 9.1 Purposes for Which Meetings May Be Called.

     A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

SECTION 9.2 Call, Notice and Place of Meetings.

     (1) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 9.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

     (2) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 9.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (1) of this Section.

SECTION 9.3 Persons Entitled to Vote at Meetings.

     To be entitled to vote at any meeting of Holders of Securities, a Person shall be (i) a Holder of one or more of the Outstanding Securities, or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more of the Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 9.4 Quorum; Action.

     The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section 9.2(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities that shall constitute a quorum.

     Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in principal amount of the Outstanding Securities at the time shall constitute a quorum for any subsequent adjournment of such meeting.

     At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 8.2 and except to the extent Section 10.12 requires a different vote) shall be effectively passed and decided if passed or decided by the lesser of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities and (ii) the Persons entitled to vote not less than 66 2/3% in principal amount of the Outstanding Securities represented and entitled to vote at such meeting.

     Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities whether or not present or represented at the meeting. The Trustee shall, in the name and at the expense of the Company, notify all the Holders of Securities of any such resolutions or decisions pursuant to Section 1.6.

SECTION 9.5 Determination of Voting Rights; Conduct and Adjournment of Meetings.

     (1) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4 or by having the signature of the Person executing the proxy guaranteed by any bank, broker or other eligible institution participating in a recognized medallion signature guarantee program.

     (2) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 9.2(1), in which case the Company or the Holders of

Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

     (3) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each U.S. $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

     (4) Any meeting of Holders of Securities duly called pursuant to Section 9.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

SECTION 9.6 Counting Votes and Recording Action of Meetings.

     The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts at Stated Maturity and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 9.2 and, if applicable, Section 9.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

ARTICLE X

COVENANTS

SECTION 10.1 Payment of Principal, Premium and Interest.

     The Company covenants and agrees that it will duly and punctually pay the principal of and premium, if any, and interest, on the Securities in accordance with the terms of the Securities and this Indenture. The Company will deposit or cause to be deposited with the Trustee or its nominee, no later than the opening of business on the date of the Stated Maturity of any Security or no later than the opening of business on the due date for any installment of interest, all payments so due, which payments shall be in immediately available funds on the date of such Stated Maturity or due date as the case may be.

SECTION 10.2 Maintenance of Offices or Agencies.

     The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency (which may include the Trustee) where the Securities may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in the Borough of Manhattan, The City of New York.

     The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of, premium, if any, and interest on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 10.3, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment and conversion, which shall initially be the Corporate Trust Office of the Trustee, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with Section 1.6, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

     The Company hereby initially designates the Trustee as Paying Agent, Security Registrar and Conversion Agent, and each of the Corporate Trust Office of the Trustee and the office or agency of the Trustee in the Borough of Manhattan, The City of New York, as one such office or agency of the Company for each of the aforesaid purposes.

SECTION 10.3 Money for Security Payments to Be Held in Trust.

     If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest, on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, and interest, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee, in writing, of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, no later than the opening of business on each due date of the principal of, premium, if any, or interest on any Securities, deposit with the Trustee a sum in funds immediately payable on the payment date sufficient to pay the principal, premium, if any, or interest, so becoming due, such sum to be held for the benefit of the Persons entitled to such principal, premium, if any, or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee, in writing, of any failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest, on Securities for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (2) give the Trustee written notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest; and

     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest, on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

SECTION 10.4 Existence.

     Subject to Article VII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence.

SECTION 10.5 Maintenance of Properties.

     The Company will cause all properties used or useful in the conduct of its business and the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

SECTION 10.6 Payment of Taxes and Other Claims.

     The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or any subsidiary or upon the income, profits or property of the Company, or any subsidiary, (ii) all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of the Company, and (iii) subject to Section 12.9, all stamp and other duties, if any, which may be imposed by the United States or any political subdivision thereof or therein in connection with the issuance, transfer, exchange or conversion of any Securities or with respect to this Indenture; provided, however, that, in the case of clauses (i) and (ii), the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (A) if the failure to do so will not, in the aggregate, have a material adverse impact on the Company and its Subsidiaries, taken as a whole, or (B) if the amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 10.7 Registration and Listing.

     The Company will list, subject to notice of issuance, any shares of Common Stock issuable upon conversion of the Securities on the New York Stock Exchange.

SECTION 10.8 Statement by Officers as to Default.

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers’ Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     The Company will deliver to the Trustee, forthwith upon becoming aware of any default or any Event of Default under the Indenture, an Officers’ Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto. For the purpose of this Section, the term “default” means any event that is, or after notice or lapse of time or both would become, an Event of Default.

     Any notice required to be given under this Section 10.8 shall be delivered to the Trustee at its Corporate Trust Office.

SECTION 10.9 Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.4 (other than with respect to the existence of the Company (subject to Article VII)), 10.5 and 10.6, inclusive (other than a covenant or condition which under Section 8.2 cannot be modified or amended without the consent of the Holder of each Outstanding Security affected), if before the time for such compliance the Holders shall, through (i) the written consent of not less than a majority in principal amount of the Outstanding Securities or (ii) the adoption of a resolution at a meeting of Holders of the Outstanding Securities at which a quorum is present by the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities represented at such meeting, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee or any Paying or Conversion Agent in respect of any such covenant or condition shall remain in full force and effect. Nothing in this Section is intended to limit the application of Sections 5.13, 8.1 and 8.2.

ARTICLE XI

REDEMPTION OF SECURITIES

SECTION 11.1 Right of Redemption.

     The Securities may be redeemed in accordance with the provisions of the form of Securities set forth in Section 2.2.

SECTION 11.2 Applicability of Article.

     Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article XI.

SECTION 11.3 Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of any of the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date.

SECTION 11.4 Selection by Trustee of Securities to Be Redeemed.

     If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee within five Business Days after it receives the notice described in 11.3, from the Outstanding Securities not previously called for redemption, in principal amounts of $1,000 or whole multiples of $1,000 by pro rata selection, by lot or otherwise in accordance with the procedures of the Depositary.

     If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities that have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection. The Trustee shall promptly notify the Company and each Security Registrar in writing of the securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.5 Notice of Redemption.

     Notice of redemption shall be given in the manner provided in Section 1.6 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable. The Company shall, concurrently with the giving of such notice, publish a Press Release including the information required to be included in such notice of redemption hereunder.

     All notices of redemption shall state:

     (1) the Redemption Date,

     (2) the Redemption Price and accrued interest thereon to, but excluding, the Redemption Date,

     (3) if less than all Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be outstanding after such partial redemption,

     (4) that on the Redemption Date the Redemption Price and interest to, but excluding, the Redemption Date, will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

     (5) the Conversion Rate, the date on which the right to convert the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion, and

     (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, to, but excluding, the Redemption Date.

     In case of a partial redemption, the notice shall specify the serial and CUSIP numbers (if any) and the portions thereof called for redemption and that transfers and exchanges may occur on or prior to the Redemption Date.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s written request, by the Trustee in the name of and at the expense of the Company. Notice of redemption of Securities to be redeemed at the election of the Company received by the Trustee shall be given by the Trustee to each Paying Agent in the name of and at the expense of the Company.

SECTION 11.6 Deposit of Redemption Price.

     On or prior to the Redemption Date, the Company shall deposit with the Trustee (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Redemption Price of, and except if the Redemption Date shall be on Interest Payment Date, accrued interest, to the Redemption Date on all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

     If any Security called for redemption is converted, any money deposited with the Trustee or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.7) be paid to the Company on Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 11.7 Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of any Security for redemption in accordance with said notice such Security shall be paid by the Company at the Redemption Price together with accrued and unpaid interest to, but excluding, the Redemption Date; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.7.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount of, premium, if any and, to the extent permitted by applicable law, accrued interest on such Security shall, until paid bear interest from the Redemption Date at a rate of 0.50% per annum, and such Security shall remain convertible until the Redemption Price of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

     Any Security that is to be redeemed only in part shall be surrendered at the Corporate Trust Office or an office or agency of the Company designated for that purpose pursuant to Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION 11.8 Conversion Arrangement on Call for Redemption.

     In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment banks or other purchasers (the “Purchasers”) to purchase such securities by paying to the Trustee in trust for the Holders, on or before the Redemption Date, an amount not less than the applicable Redemption Price (together with accrued interest to the Redemption Date of such Securities. Notwithstanding anything to the contrary contained in this Article XI, the obligation of the Company to pay the Redemption Price (together with accrued interest to the Redemption Date shall be deemed to be satisfied and discharged to the extent such amount is so paid by such Purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the close of business on the Business Day immediately prior to the Redemption Date), any Securities called for redemption that are not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, and consistent with any agreement or agreements with such Purchasers, to be acquired by such Purchasers from such Holders and (notwithstanding anything to the contrary contained in Article XII) surrendered by such Purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Securities shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it by the Purchasers to the Holders in the same manner as it would monies deposited with it by the Company for the redemption of Securities. Without the Trustee’s prior written consent, no arrangement between the Company and such Purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such Purchasers, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

ARTICLE XII

CONVERSION OF SECURITIES

SECTION 12.1 Conversion Privilege and Conversion Rate.

     (a) Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security that is an integral multiple of $1,000 principal amount may be converted into cash or, at the Company’s election as described below, and under certain circumstances, a combination of cash and fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion and subject to the adjustments described below, as follows:

     (1) if, on or prior to February 15, 2029, the Closing Sale Price of the Common Stock for at least 20 Trading Days in the period of the 30 consecutive Trading Days ending on the eleventh Trading Day of any fiscal quarter is more than 120% of the then current Conversion Price on the Securities, then the Holder thereof will be entitled to convert such Security until and including the eleventh Trading Day of the immediately following fiscal quarter;

     (2) if, on any date after February 15, 2029, the Closing Sale Price of the Common Stock is more than 120% of the then current Conversion Price on the Securities, then the Holder thereof will be entitled to convert such Security at all times thereafter;

     (3) if the Company elects to call the Securities for redemption on or after February 20, 2011, then the Holder thereof will be entitled to convert such Security (or the portion of the Security called for redemption, if less than all), until the close of business on the Business Day prior to the Redemption Date;

     (4) if the Company distributes to all or substantially all holders of Common Stock rights, options or warrants (other than with respect to a Rights Plan) entitling them to purchase Common Stock at less than the Closing Sale Price of the Common Stock on the last Trading Day preceding the declaration for such distribution, then the Holder thereof will be entitled to convert such Security in the period described below;

     (5) if the Company distributes to all or substantially all holders of Common Stock cash, assets, debt securities or capital stock, which distribution has a per share value as determined by the Board of Directors exceeding 5% of the Closing Sale Price of the Common Stock on the last Trading Day preceding the declaration for such distribution, then the Holder thereof will be entitled to convert such Security in the period described below; or

     (6) if the Company becomes a party to a consolidation, merger or sale of all or substantially all of the Company’s assets where such consolidation, merger or sale of all or substantially all of the Company’s assets constitutes a Change in Control or such an event occurs that would have been a Change in Control but for the occurrence of one or more of the exceptions (I) and (II) to the definition of a Change in Control contained in the proviso immediately following Section 13.4(2)(iii), then the Holder thereof will be entitled to convert such Security in the period described below.

     In the case of a distribution contemplated in clauses (4) and (5) of this Section 12.1(a), the Company will notify Holders at least 20 days prior to the ex-dividend date for such distribution (the “Distribution Notice”). Once the Company has given the Distribution Notice, Holders may surrender their Securities for conversion at any time until the earlier of the close of business on the last Business Day preceding the ex-dividend date or the Company’s announcement that such distribution will not take place. If in the future the Company adopts a new Rights Plan, Holders will not have any conversion right pursuant to clause (4) above or otherwise, solely as a result of the issuance of Rights pursuant to the Rights Plan. Notwithstanding the foregoing, in the event of a distribution contemplated in clauses (4) and (5) of this Section 12.1(a), Holders may not convert the Securities if the Holders may participate in such distribution without converting their Securities.

     In the event of a consolidation, merger or sale of all or substantially all of the Company’s assets as contemplated in clause (6) of this Section 12.1(a), the Company will notify Holders at least 20 days prior to the anticipated closing date of such transaction (the “Merger Notice”). Once the Company has given the Merger Notice, the Holders may, in the event of such consolidation, merger or sale of all or substantially all of the Company’s assets, as contemplated in clause (6) above, surrender Securities for conversion at any time from and after the date which is 15 days prior to the anticipated effective date of such transaction until the date which is 15 days after the actual effective date of such transaction.

     With respect to clause (1) of this Section 12.1(a), the Conversion Agent will determine, on behalf of the Company, on the first Business Day succeeding the first day of the fiscal quarter on which the Securities would be convertible, whether the Securities are convertible as set forth in such clause (1) based upon the Closing Sale Price of the Common Stock and the then current Conversion Price and, if so, will notify the Company. With respect to clause (2) of this section 12.1(a), the Conversion Agent will determine, on behalf of the Company, daily on any date after February 15, 2029, whether the Securities are convertible as set forth in such clause (2) based upon the Closing Sale Price of the Common Stock and the then current Conversion Price and, if so, will notify the Company.

     (b) Subject to the further provisions of this Article XII, a Holder of a Security may also convert the principal amount of such Security (or any portion thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) for the five Business Day period after any five consecutive

Trading Day period in which the average of the Trading Prices for the Securities for such five Trading Day period was less than 95% of the average Reference Period Conversion Value for the Securities during such period; provided, however, if on the Conversion Date, the Closing Sale Price of shares of Common Stock is greater than the then current Conversion Price of the Securities and less than or equal to 120% of the then current Conversion Price of the Securities, a Holder surrenders its Securities for conversion and the Securities are not otherwise convertible, then such Holder will receive cash with a value equal to the principal amount of such Holder’s Securities on such Conversion Date.

     The “Reference Period Conversion Value” for the Securities is equal to the product of the Closing Sale Price of the Common Stock on a given day multiplied by the then current Conversion Rate.

     The “Trading Price” of the Securities on any Trading Day means the average of the secondary market bid quotations per Security obtained by the Conversion Agent for $5,000,000 principal amount of the Securities at approximately 3:30 p.m., New York City time, on such Trading Day from an independent nationally recognized securities dealer the Company selects; provided that if the Conversion Agent cannot reasonably obtain a bid for $5,000,000 principal amount of the Securities from a nationally recognized securities dealer or if in the Company’s reasonable judgment, the bid quotations are not indicative of the secondary market value of the Securities, then the Trading Price of the Securities will be deemed to be equal to the product of the then current Conversion Rate and the Closing Sale Price of Common Stock on such Trading Day.

     The Conversion Agent shall have no obligation to determine the Trading Price of the Securities unless the Company has requested such determination; and the Company shall have no obligation to make such request unless a Holder provides the Company with reasonable evidence that the Trading Price of the Securities is reasonably likely to be less than 95% of the Reference Period Conversion Value; at which time, the Company shall instruct the Conversion Agent to determine the Trading Price of the Securities beginning on the next Trading Day and on each successive Trading Day until the Trading Price is greater than or equal to 95% of the Reference Period Conversion Value.

     (c) The conversion right, subject to the conditions described in clauses (a) and (b) of this Section 12.1, shall commence on the initial issuance date of the Securities and expire at the close of business on the date of Maturity, subject, in the case of conversion of any Global Security, to any Applicable Procedures. In case a Holder of a Security exercises his right to require the Company to repurchase the Security, such conversion right in respect of the Security, or portion thereof so called, shall expire at the close of business on the Business Day immediately preceding the Repurchase Date unless the Company defaults in making the payment due upon repurchase (subject as aforesaid to any Applicable Procedures with respect to any Global Security).

     Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

     A Holder of Securities is not entitled to any rights of a holder of Common Stock until such Holder has converted its Securities into Common Stock, and only to the extent such Securities are deemed to have been converted into Common Stock pursuant to this Article XII.

     The “Conversion Rate” shall be initially 103.4468 for each U.S. $1,000 principal amount of Securities. The Conversion Rate shall be adjusted in certain instances as provided in this Article XII.

SECTION 12.2 Exercise of Conversion Privilege.

     In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed in blank, at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company, maintained for that purpose pursuant to Section 10.2, accompanied by a duly signed and completed conversion notice substantially in the form set forth in Section 2.4 stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted, and any applicable payments, including interest payments and payments in respect of taxes, if any, as described in Section 12.8 hereto.

     Each Security surrendered for conversion (in whole or in part) during the Record Date Period shall (except in the case of any Security or portion thereof which has been called for redemption on a Redemption Date, is repurchasable on a Repurchase Date or purchasable on a Purchase Date, occurring, in any such case, within such Record Date Period and, as a result, the right to convert such Security would otherwise terminate in such period if not exercised, or if the Company is in arrears on any previously due interest payment as of the Conversion Date) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest, if any, payable on such Interest Payment Date on the principal amount of such Security (or part thereof, as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date with respect to any Security (or portion thereof, if applicable) that is surrendered for conversion during the Record Date Period shall be paid to the Holder of such Security as of such Record Date in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment Date. Interest payable on any Interest Payment Date in respect of any Security surrendered for conversion on or after such Interest Payment Date shall be paid to the Holder of such Security as of the Record Date next preceding such Interest Payment Date, notwithstanding the exercise of the right of conversion.

     Except as provided in the preceding paragraph and subject to the last paragraph of Section 3.7, no cash payment or adjustment shall be made upon any conversion on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Common Stock issued upon conversion. Except as set forth in this paragraph, the Company’s delivery to the Holder, in respect of each $1,000 principal amount of Securities converted, of the amounts set forth in the next paragraph, will be deemed to:

     (i) satisfy the Company’s obligation to pay the principal amount of the Security being converted pursuant to the provisions hereof; and

     (ii) satisfy the Company’s obligation to pay accrued but unpaid interest, if any, attributable to the period from the most recent Interest Payment Date through the Conversion Date.

     As a result, the principal amount and unpaid interest, if any, through the Conversion Date are deemed to be paid in full rather than cancelled, extinguished or forfeited.

     If the Holder surrenders a Security for conversion, such Holder will receive, in respect of each $1,000 principal amount of securities, together with a cash payment for any fractional shares:

     (a) cash in an amount (the “Principal Return”) equal to the lesser of (1) the principal amount of each Security to be converted and (2) the Conversion Value, and

     (b) if the Conversion Value is greater than the principal amount of each Security a number of shares of the Company’s common stock (the “Net Shares”) equal to the sum of the Daily Share Amounts during the Applicable Conversion Reference Period (the “Net Share Amount”) or, at the Company’s election, a cash amount equal to the sum of the Daily Cash Amounts during the Applicable Conversion Reference Period (the “Net Cash Amount”). The Company will make such election (i) reasonably promptly upon satisfaction of the conditions set forth in Sections 12.1(a)(1) and 12.1(a)(2) above or (ii) when the Company gives notice of the conversion privilege resulting upon satisfaction of any of the conditions set forth in Section 12.1(a)(3) through 12.1(a)(6).

     The cash payment for fractional shares will be computed in an amount based on the Applicable Stock Price.

     The Conversion Value, Principal Return, Net Cash Amount and Net Share Amount will be determined by the Company promptly after the end of the Applicable Conversion Reference Period. The Company will pay the Principal Return and cash for fractional shares and deliver Net Shares or the Net Cash Amount, if any, no later than the fourth Business Day following the determination of the Applicable Stock Price. The Company will not issue fractional shares upon conversion.

     Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock, if any, issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. The Company shall issue and deliver to the Trustee, for delivery to the Conversion Agent who will in turn deliver to the Holder (unless a different Person is indicated on the Conversion Notice), a certificate or certificates, cash, or a combination thereof, for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.3.

     In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of U.S. $1,000 and the principal amount of such Security to remain Outstanding after such conversion is equal to U.S. $1,000 or any integral multiple of $1,000 in excess thereof.

SECTION 12.3 Fractions of Shares.

     No fractional shares of Common Stock shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Closing Sale Price at the close of business on the day of conversion.

SECTION 12.4 Adjustment of Conversion Rate.

     (1) The Conversion Rate shall be subject to adjustments from time to time as follows:

               (i) In case the Company shall pay or make a dividend or other distribution on shares of Common Stock payable in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If, after any such date fixed for determination, any dividend or distribution is not in fact paid, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Conversion Rate that would have been in effect if such determination date had not been fixed. For the purposes of this paragraph (i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

               (ii) In case the Company shall issue rights, options or warrants (in any case other than in connection with a Rights Plan) to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share (determined as provided in paragraph (3) of this Section 12.4) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than any rights, options or warrants that by their terms will also be issued to any Holder upon conversion of a Security into shares of Common Stock without any action required by the Company or any other Person), the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock that the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If, after any such date fixed for determination, any such rights, options or warrants are not in fact issued, or are not exercised prior to the expiration thereof, the Conversion Rate shall be immediately readjusted, effective as of the date such rights, options or warrants expire, or the date the Board of Directors determines not to issue such rights, options or warrants, to the Conversion Rate that would have been in effect if the unexercised rights, options or warrants had never been granted or such determination date had not been fixed, as the case may be. For the purposes of this paragraph (ii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

               (iii) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision or combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

               (iv) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock or other property (including cash or assets or securities (other than rights pursuant to a Rights Plan), but excluding (A) any rights, options or warrants referred to in paragraph 1(ii) of this Section, (B) any dividend or distribution paid exclusively in cash, (C) any dividend or distribution referred to in paragraph 1(i) of this Section and (D) any consideration distributed in any merger or consolidation to which Section 12.12 applies), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share (determined as provided in paragraph (3) of this Section 12.4) of the Common Stock on the date fixed for such determination less the then fair market value of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution, or in the case of a Spin Off, immediately prior to the opening of business on the day following the last Trading Day of the Measurement Period. If after any such date fixed for determination, any such distribution is not in fact made, the Conversion Rate shall be immediately readjusted, effective as of the date of the Board of Directors determines not to make such distribution, to the Conversion Rate that would have been in effect if such determination date had not been fixed.

     In the event the Company distributes shares of capital stock of a Subsidiary, the Conversion Rate will be adjusted, if at all, based on the market value of the Subsidiary stock so distributed relative to the market value of the Common Stock, as described below.

     The Board of Directors shall determine fair market values for the purposes of this Section 12.4(1)(iv), whose determination shall be conclusive and described in a Board Resolution filed with the Trustee; provided, however, that in respect of a dividend or other distribution of shares of capital stock of a class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Company which has a Subsidiary Closing Price (a “Spin-off”), the fair market value of the securities to be distributed shall equal the average of the daily Subsidiary Closing Price of such securities for the five consecutive Trading Days commencing on and including the sixth Trading Day of such securities after the effectiveness of the Spin-off (the “Measurement Period”); provided, further, that in the event that an underwritten initial public offering of the securities in the Spin-off occurs simultaneously with the Spin-off, fair market value of the securities distributed in the Spin-off shall be the initial public offering price of such securities and the market price per share of the Common Stock shall mean the Closing Sale Price for the Common Stock on the same Trading Day.

               (v) In case the Company or any of its Subsidiaries shall make a tender or exchange offer for Common Stock (for the avoidance of doubt, excluding options, warrants, purchase rights and other securities convertible, exchangeable or exercisable for Common Stock), to the extent that the cash and value of any other consideration included in the payment per share of Common Stock in such offer exceeds the Closing Sale Price of our Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, and such tender or exchange offer shall expire, then, immediately prior to the opening of business on the day after the last date (the “Expiration Date”) tenders could have been made pursuant to such tender offer (as such offer may have been amended), the Conversion Rate shall be increased so that the Conversion Rate shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to close of business on the Expiration Date by a fraction of which the numerator shall be the sum of (x) the aggregate consideration (determined as the sum of the aggregate amount of cash consideration and the aggregate fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers’ Certificate delivered to the Trustee thereof) of any other consideration) payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the last time at which such tenders could have been made on the Expiration Date (the “Expiration Time”) (the shares deemed so accepted, up to any such maximum, being referred to as the “Purchased Shares”) and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares and excluding any shares held in the treasury of the Company) at the Expiration Time and the Current Market Price per share of Common Stock (as determined in accordance with subsection (3) of this Section 12.4) on the Trading Day next succeeding the Expiration Date, and the denominator shall be the product of the number of shares of Common Stock outstanding (including tendered shares but excluding any shares held in the treasury of the Company) at the Expiration Time multiplied by the Current Market Price per share of the Common Stock (as determined in accordance with subsection (3) of this Section 12.4) on the Trading Day next succeeding the Expiration Date, such increase to become effective immediately prior to the opening of business on the day following the Expiration Date. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate which would have been in effect based upon the number of shares actually purchased. If the application of this Section 12.4(1)(v) to any tender offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender offer under this Section 12.4(1)(v).

     For purposes of this Section 12.4(1)(v), the term “tender offer” shall mean and include both tender offers and exchange offers, all references to “purchases” of shares in tender offers (and all similar references) shall mean and include both the purchase of shares in tender offers and the acquisition of shares pursuant to exchange offers, and all references to “tendered shares” (and all similar references) shall mean and include shares tendered in both tender offers and exchange offers.

               (vi) In case the Company shall, by dividend or otherwise, distribute cash to all holders of its outstanding Common Stock (excluding any cash that is distributed as part of a distribution referred to in paragraph 1(iv) of this Section or cash distributed upon a merger or consolidation to which Section 12.12 applies) then, and in each such case, immediately after the close of business on such date for determination, the Conversion Rate shall be adjusted to the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (X) the numerator of which shall be equal to the Current Market Price per share (determined as provided in paragraph (3) of this Section) of the Common Stock on the date fixed for such determination plus the amount per share of such dividend or distribution and (Y) the denominator of which shall be equal to the Current Market Price per share (determined as provided in paragraph (3) of this Section 12.4) of the Common Stock on such date fixed for determination.

     (2) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 12.12 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be “the date fixed for the determination of stockholders entitled to receive such distribution” and “the date fixed for such determination” within the meaning of paragraph 1(iv) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be “the day upon which such subdivision becomes effective” or “the day upon which such combination becomes effective”, as the case may be, and “the day upon which such subdivision or combination becomes effective” within the meaning of paragraph 1(iii) of this Section 12.4).

     (3) For the purpose of (A) any computation under paragraphs 1(ii), (iv) or (v) of this Section 12.4, the “Current Market Price” per share of Common Stock on any date shall be calculated by the Company and be the average of the daily Closing Sale Prices for the 10 consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and (I) in the case of paragraphs (1)(ii) or (iv) of this Section 12.4, ending not later than, the earlier of the date fixed for determination and the day before the “ex-date” with respect to the issuance or distribution requiring such computation or (II) in the case of paragraph (1)(v) of this Section 12.4, ending not later than, the Expiration Date with respect to the tender offer requiring such computation; and (B) any computation under paragraph (1)(vi) of this Section 12.4, the “Current Market Price” per share of Common Stock on any date shall be calculated by the Company and be the average of the daily Closing Sale Prices for the first 10 consecutive Trading Days from and including the first “ex-date” with respect to the dividend or other distribution requiring such computation. For purposes of this paragraph, the term “ex-date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

     (4) All calculations under this Article shall be made to the nearest U.S. $0.01 or to the nearest one-ten-thousandth of a share, as the case may be.

     (5) The Company may make such increases in the Conversion Rate, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (1)(i), (ii), (iii), (iv), (v) and (vi) of this Section 12.4, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes. The Company shall have the power to resolve any ambiguity or correct any error in this paragraph (5) and its actions in so doing shall, absent manifest error, be final and conclusive.

     (6) Notwithstanding the foregoing provisions of this Section, no adjustment of the Conversion Rate shall be required to be made (a) upon the issuance of shares of Common Stock pursuant to any present or future plan for the reinvestment of dividends or (b) because of a tender or exchange offer of the character described in Rule 13e-4(h)(5) under the Exchange Act or any successor rule thereto.

     (7) To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount and for any amount of time if the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive; provided, however, that no such increase shall be taken into account for purposes of determining whether the Closing Sale Price of the Common Stock equals or exceeds 105% of the Conversion Price in connection with an event which would otherwise be a Change in Control pursuant to Section 13.3. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall give notice of the increase to the Holders in the manner provided in Section 1.6, and such notice shall state the increased Conversion Rate and the period during which it will be in effect. The Company will comply with the rules and regulations promulgated under the Exchange Act and any securities exchange upon which the Company’s Common Stock is then listed , or automated interdealer quotation system upon which the Company’s Common Stock is then quoted, to the extent applicable in connection with such notice.

     (8) To the extent that the Company has a Rights Plan in effect upon conversion of the Securities pursuant to this Article XII: (i) if such Rights have not separated from the Common Stock prior to the conversion of the Securities, each share of Common Stock issued upon conversion of the Securities pursuant to this Article XII shall be entitled to receive the appropriate number of Rights, if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any Rights Plan; and (ii) if such Rights have separated from the Common Stock prior to the conversion of the Securities, the Conversion Rate will be adjusted as though the Rights were being distributed to all holders of Common Stock on the date of such separation. If such an adjustment is made and the Rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment will be made to the Conversion Rate on an equitable basis.

     (9) Notwithstanding the foregoing provisions of this Section, no adjustment of the Conversion Rate shall be required to be made until the cumulative adjustments amount to 1.0% or more of the Conversion Rate; provided, however, that any adjustments which by reason of this paragraph (10) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

SECTION 12.5 Additional Shares.

     (1) If and only to the extent Holders convert Securities pursuant to Section 12.1(a)(6) prior to February 15, 2011, the Company will increase the Conversion Rate by a number of additional shares determined in compliance with this Section 12.5 (the “Additional Shares”), provided, however, that no increase will be made in the case of a Change in Control if at least 90% of the consideration paid or payable for the Company’s Common Stock (excluding cash payments for fractional shares and cash payments made pursuant to dissenters’ appraisal rights) in such Change in Control transaction consists of shares of capital stock traded on the New York Stock Exchange or another U.S. national securities exchange or quoted on The Nasdaq Stock Market or a successor automated over-the-counter trading market in the United States (or that will be so traded or quoted immediately following the transaction, provided, however, that nothing in this Section 12.5 shall restrict the Company’s right to pay cash in lieu of the Additional Shares and such consideration will be determined as set forth in this Article XII). The number of Additional Shares will be determined by reference to the table below, based on the effective date of the Change in Control and the price (the “Stock Price”) paid per share of the Company’s Common Stock in such Change in Control transaction. If holders of the Company’s Common Stock receive only cash in such transaction, the Stock Price will be the cash amount paid per share. Otherwise, the Stock Price will be the average of the last closing prices of the Company’s Common Stock on each of the five consecutive Trading Days prior to but not including the effective date of such Change in Control. Notwithstanding the foregoing, if a Holder has the right to convert its Securities pursuant to Section 12.1(a)(6) as well as any other section of 12.1(a), it may elect to treat the conversion as occurring pursuant to Section 12.1(a)(6).

     (2) The Stock Prices set forth in the first row of the table below (i.e., column headers) will be adjusted as of any date on which the Conversion Rate is adjusted pursuant to Section 12.4(1)(i) through (vi). The adjusted Stock Prices will equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to the Stock Price adjustment, and the denominator of which is the Conversion Rate as so adjusted. The number of Additional Shares will be adjusted in the same manner as the Conversion Rate.

     The following table sets forth the hypothetical Stock Price and number of Additional Shares issuable per $1,000 principal amount of Notes.

Effective Date of	Stock Price ($)
Change in Control	5.07	7.0	8.0	9.0	10.0	12.5	15.0	17.5	20.0	25.0	30.0

15-Feb-05	66.1	38.9	30.5	24.9	20.4	13.0	8.9	6.1	4.6	2.5	1.5

15-Feb-06	68.5	39.4	30.6	24.5	20.0	12.3	8.3	5.6	4.0	2.1	1.2

15-Feb-07	71.0	39.7	30.8	24.2	19.3	11.7	7.4	5.0	3.4	1.7	0.9

15-Feb-08	74.3	40.3	30.3	23.3	18.4	10.5	6.4	4.0	2.6	1.2	0.5

15-Feb-09	78.0	40.3	29.0	21.8	16.7	8.4	4.8	2.5	1.6	0.5	0.2

15-Feb-10	83.1	39.4	27.0	18.4	13.3	5.4	2.3	1.0	0.4	0.0	0.0

15-Feb-11	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

     The exact Stock Price and Repurchase Dates may not be set forth in the table, in which case if the Stock Price is:

     (i) between two Stock Price amounts on the table or the Repurchase Date is between two dates on the table, the number of Additional Shares will be determined by straight-line interpolation between the number of Additional Shares set forth for the higher and lower Stock Price amounts and the two dates, as applicable, based on a 365 or 366 day year, as actually applicable;

     (ii) more than $30 per share (as adjusted), the Conversion Rate will not be adjusted; and

     (iii) less than $5.07 per share (as adjusted), the Conversion Rate will not be adjusted.

     Notwithstanding anything in this Indenture to the contrary, in no event will the Conversion Rate (taking into account any increases in the Conversion Rate for the Additional Shares described above) exceed 186.5458 per $1,000 principal amount of notes, subject to adjustment in the same manner as the Conversion Rate as set forth in Section 12.4.

SECTION 12.6 Notice of Adjustments of Conversion Rate.

     Whenever the Conversion Rate is adjusted as herein provided:

     (1) the Company shall compute the adjusted Conversion Rate in accordance with Section 12.4 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

     (2) upon each such adjustment, a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall be required, and as soon as practicable after it is required, such notice shall be provided by the Company to all Holders in accordance with Section 1.6.

     Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours, and shall not be deemed to have knowledge of any adjustment in the Conversion Rate unless and until a Responsible Officer of the Trustee shall have received such a certificate. Until a Responsible Officer of the Trustee receives such a certificate, the Trustee and each Conversion Agent may assume without inquiry that the last Conversion Rate of which the Trustee has knowledge of remains in effect.

SECTION 12.7 Notice of Certain Corporate Action.

     In case:

     (1) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 12.4; or

     (2) the Company shall authorize the granting to all or substantially all of the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

     (3) of any reclassification of the Common Stock, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

     (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice or the notice referred to in the following paragraph nor any defect therein shall affect the legality or validity of the proceedings described in clauses (1) through (4) of this Section 12.7. If at the time the Trustee shall not be the conversion agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

     The Company shall cause to be filed at the Corporate Trust Office and each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, notice of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public generally.

SECTION 12.8 Company to Reserve Common Stock.

     The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities, assuming that the Company was to elect to issue Net Shares in lieu of cash, unless the Company shall irrevocably commit to pay cash instead of shares of common stock for all purposes under this Indenture.

SECTION 12.9 Taxes on Conversions.

     Except as provided in the next sentence, the Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty that may be payable in respect of (i) income of the Holder, or (ii) any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

SECTION 12.10 Covenant as to Common Stock.

     The Company agrees that all shares of Common Stock that may be delivered upon conversion of Securities, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and will rank equally with the other shares of the Company’s Common Stock and, except as provided in Section 12.8, the Company will pay all taxes, liens and charges with respect to the issue thereof.

SECTION 12.11 Cancellation of Converted Securities.

     All Securities delivered for conversion shall be delivered to the Trustee or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

SECTION 12.12 Provision in Case of Consolidation, Merger or Sale of Assets.

     In case of any consolidation or merger of the Company with or into any other Person, any merger of another Person with or into the Company (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company (other than a conveyance, sale, transfer or lease of all or substantially all of the assets of the Company that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 12.1, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, conveyance, sale, transfer or lease, assuming such holder of Common Stock of the Company (i) is not (A) a Person with which the Company consolidated or merged with or into or which merged into or with the Company or to which such conveyance, sale, transfer or lease was made, as the case may be (a “Constituent Person”), or (B) an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (“Non-electing Share”), then for the purpose of this Section 12.11 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental indenture shall provide for adjustments that, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XII. The above provisions of this Section 12.11 shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security as provided in Section 1.6 promptly upon such execution.

     Neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, conveyance, transfer, sale or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.

SECTION 12.13 Rights Issued in Respect of Common Stock.

     Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company’s Common Stock (either initially or under certain circumstances specified in the documents governing such rights or warrants), which rights or warrants, until the occurrence of such certain circumstances (“Trigger Event”):

               (i) are deemed to be transferred with such shares of Common Stock,

               (ii) are not exercisable, and

               (iii) are also issued in respect of future issuances of Common Stock shall not be deemed distributed for purposes of Section 12.4(1)(ii) until the occurrence of the earliest Trigger Event. In addition, in the event of any distribution of rights or warrants, or any Trigger Event with respect thereto, that shall have resulted in an adjustment to the Conversion Rate under Section 12.4(1)(ii), (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of any such rights or warrants all of which shall have expired without exercise by any holder thereof, the Conversion Price shall be readjusted as if such issuance had not occurred.

SECTION 12.14 Responsibility of Trustee for Conversion Provisions.

     The Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any shares of Common Stock or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

ARTICLE XIII

REPURCHASE OF SECURITIES AT THE OPTION OF THE HOLDER

SECTION 13.1 Right to Require Repurchase upon a Change in Control.

     In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder’s option, but subject to the provisions of Section 13.2, to require the Company to repurchase for cash, and upon the exercise of such right the Company shall repurchase, all of such Holder’s Securities not theretofore called for redemption or repurchased by the Company, or any portion of the principal amount thereof that is equal to U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof (provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to U.S. $1,000 or integral multiples of U.S. $1,000 in excess thereof), on the date (the “Repurchase Date”) that is not more than 45 days after the date of the Company Notice (as defined in Section 13.2) at a purchase price equal to 100% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest to, but excluding, the Repurchase Date (the “Repurchase Price”); provided, however, that installments of interest, if any, on Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.7. Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article IV, unless a Change in Control shall have occurred prior to such discharge. Whenever in this Indenture (including Sections 2.2, 3.1, 5.1(1) and 5.8) there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

SECTION 13.2 Notices; Method of Exercising Repurchase Right, Etc.

     (1) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities, on or before the 30th day after the occurrence of a Change in Control, the Company or, at the request and expense of the Company on or before the 15th day after such occurrence, the Trustee, shall give to all Holders of Securities and to the Trustee, in the manner provided in Section 1.6, notice (the “Company Notice”) of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof and the Company shall issue a Press Release including the information required to be included in such Company Notice hereunder. The Company shall also deliver a copy of such Company Notice to the Trustee.

     Each Company Notice shall state:

               (i) the Repurchase Date,

               (ii) the date by which the repurchase right must be exercised,

               (iii) the Repurchase Price,

               (iv) a description of the procedure that a Holder must follow to exercise a repurchase right, and the place or places where such Securities are to be surrendered for payment of the Repurchase Price and accrued interest,

               (v) that on the Repurchase Date the Repurchase Price will become due and payable in cash upon each such Security designated by the Holder to be repurchased, and that interest thereon will cease to accrue on and after such date,

               (vi) the Conversion Rate then in effect, whether the conversion rights are then exercisable, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where such Securities may be surrendered for conversion, and

               (vii) the place or places that the Security certificate with the Election of Holder to Require Repurchase as specified in Section 2.2 shall be delivered.

     No failure of the Company to give the foregoing notices or defect therein shall limit any Holder’s right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

     If any of the foregoing provisions or other provisions of this Article XIV are inconsistent with applicable law, such law shall govern.

     (2) To exercise a repurchase right, a Holder shall deliver to the Trustee on or before the 30th day after the date of the Company Notice (i) irrevocable written notice of the Holder’s exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Security is to repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain Outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Securities with respect to which the repurchase right is being exercised. Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the repurchase right is being exercised shall continue until the close of business on the Business Day immediately preceding the Repurchase Date.

     (3) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee the Repurchase Price in cash, as provided above, for payment to the Holder on the Repurchase Date; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date, on the date that is not more than 45 days after the date of the Company Notice.

     (4) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate of 0.50% per annum, and each such Security shall remain convertible as provided in Article XII until the principal of such Security (or portion thereof, as the case may be) shall have been paid.

     (5) Any Security that is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

     (6) All Securities delivered for repurchase shall be delivered to the Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

     (7) The Company will comply with the Exchange Act and the rules and regulations promulgated under the Exchange Act, to the extent applicable, in connection with the Company Notice.

SECTION 13.3 Certain Definitions.

     For purposes of the foregoing sections of this Article XIII,

     (1) the term “beneficial owner” shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act;

     (2) a “Change in Control” shall be deemed to have occurred at the time, after the original issuance of the Securities, that any of the following occurs:

               (i) the acquisition by any Person of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the elections of directors, other than any such acquisition by the Company, any Subsidiary of the Company or any employee benefit plan of the Company; or

               (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company to another Person, other than:

                    (a) any such transaction that does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of capital stock and pursuant to which the holders of 50% or more of the total voting power of all shares of the Company’s capital stock entitled to vote generally in the election of directors immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after such transaction; or

                    (b) any such transaction which is effected solely to change the jurisdiction of incorporation of the Company.

               (iii) any transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, binding share exchange, combination, reclassification, recapitalization or otherwise) in connection with which all or substantially all of the Common Stock is exchanged for, converted into, acquired for or constitutes solely the right to receive, consideration which is not all or substantially all common stock that:

                    (a) is listed on, or immediately after the transaction or event will be listed on, a United States national securities exchange, or

                    (b) is approved, or immediately after the transaction or event will be approved, for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices.

     Provided, however, that a Change in Control shall not be deemed to have occurred if: (I) the Closing Sale Price of the Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change in Control and the public announcement of the Change in Control (in the case of a Change in Control under clause (i) above) or the period of 10 consecutive Trading Days ending immediately before the Change in Control (in the case of a Change in Control under clause (ii) and (iii) above) shall, in the case of each of such five Trading Days, equal or exceed 105% of the Conversion Price of the Securities in effect on each of such five Trading Days; or (II) all of the consideration (excluding cash payments for fractional shares and cash payments made pursuant to dissenters’ appraisal rights) in a merger or consolidation otherwise constituting a

Change in Control under clause (ii) above, consists of shares of common stock, depositary receipts or other certificates representing common equity interests traded on a national securities exchange or quoted on the Nasdaq National Market (or will be so traded or quoted immediately following such merger or consolidation) and as a result of such merger or consolidation the notes become convertible solely into such common stock, depositary receipts or other certificates representing common equity interests.

     (3) the term “Conversion Price” shall equal U.S. $1,000 divided by the Conversion Rate (rounded to the nearest U.S. $0.01); and

     (4) for purposes of Section 13.3(2)(i), the term “Person” shall include any syndicate or group which would be deemed to be a “person” under Section 13(d)(3) of the Exchange Act, as in effect on the date of the original execution of this Indenture.

SECTION 13.4 Consolidation, Merger, Etc.

     In the case of any merger, consolidation, conveyance, sale, transfer or lease of all or substantially all of the assets of the Company to which Section 12.12 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive shares of stock and other securities or property or assets (including cash) which includes shares of common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States, the Person formed by such consolidation or resulting from such merger or combination or which acquires the properties or assets (including cash) of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Holders to cause the Company to repurchase the Securities following a Change in Control, including without limitation the applicable provisions of this Article XIII and the definitions of the Common Stock and Change in Control, as appropriate, and such other related definitions set forth herein as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply in the event of a subsequent Change in Control to the common stock and the issuer thereof if different from the Company and Common Stock of the Company (in lieu of the Company and the Common Stock of the Company).

SECTION 13.5 Repurchase at the Option of the Holder on the Purchase Date.

     (a) General. At the option of the Holder, the Securities shall be purchased by the Company on each February 15, of each of 2011, 2014, 2019, 2024 and 2029 (each a “Purchase Date”), at 100% of the principal amount in cash, on the Purchase Date, of such Securities to be purchased, together with accrued and unpaid interest to, but excluding, the Purchase Date (the “Purchase Price”) upon delivery to the Paying Agent by the Holder, of a written notice of purchase (a “Purchase Notice”) at any time from the opening of business on the date that is 20 Business Days prior to the Purchase Date until the close of business on the Purchase Date. The Purchase Notice shall include the following information:

     (1) if certificated Securities have been issued, the certificate numbers of the Securities that the Holder will deliver to be purchased, or if no certificated Securities have been issued, such information as may be required under the applicable procedures of the DTC and this Indenture;

     (2) the portion of the principal amount of the Securities that the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof;

     (3) that such Securities shall be purchased by the Company as of the Purchase Date pursuant to the terms and conditions specified in this Indenture; and

     (4) that delivery of such Security to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) (at the offices of the Paying Agent in the case of certificated Securities or otherwise by book-entry transfer) is a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 13.5 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

     The Paying Agent shall promptly notify the Company of the receipt by it of a Purchase Notice.

     Any purchase by the Company contemplated pursuant to the provisions of this Section 13.5 shall be consummated by the delivery of the consideration from the Company to the Paying Agent, to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Security.

     If the Paying Agent holds money or securities sufficient to pay the Purchase Price of the Securities on the Business Day following the Purchase Date in accordance with the terms of this Indenture, then, immediately after the Purchase Date, the Securities will cease to be Outstanding whether or not the Securities have been delivered to the Paying Agent. Thereafter, all other rights of the Holders shall terminate, other than the right to receive the Purchase Price upon delivery of the Securities.

     Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of a portion of a Security.

     (b) Notice of Optional Repurchase. The Company is required to give notice (the “Notice of Optional Repurchase”) to the Holders on a date that is no less than 20 Business Days prior to the Purchase Date. The Notice of Optional Repurchase shall be delivered to all Holders at their respective addresses shown in the Register and to beneficial owners as required by law, and shall include the following information:

     (1) the name and address of the Paying Agent;

     (2) that the Purchase Notice must be delivered by each Holder electing to have the Company repurchase such Holder’s Securities (or a portion thereof) as of the Purchase Date, to the Paying Agent the Notice of Optional Repurchase shall include a form of Purchase Notice;

     (3) that the Securities must be surrendered (by physical delivery at the office of the Paying Agent in the case of certificated Securities, or otherwise by book-entry transfer) to the Paying Agent to collect payment;

     (4) that the Purchase Price for any security as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security;

     (5) a brief summary of the conversion rights of the Securities;

     (6) the procedures for withdrawing a Purchase Notice and a sample form of Notice of Withdrawal; and

     (7) the CUSIP number or numbers of the Securities being purchased.

     At the Company’s request, the Trustee shall give the Notice of Optional Repurchase in the Company’s name and at the Company’s expense; provided, however, that, in all cases, the text of such Notice of Optional Repurchase shall be prepared by the Company.

     The Company will comply with the Exchange Act and the rules and regulations promulgated under the Exchange Act, to the extent applicable, in connection with the Notice of Optional Repurchase.

     (c) Notice of Withdrawal. Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 13.5 shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the Purchase Date by delivery of a written notice of withdrawal (a “Notice of Withdrawal”) to the Paying Agent. The Notice of Withdrawal shall indicate the following:

     (1) the principal amount of Securities being withdrawn;

     (2) if certificated Securities have been issued, the certificate numbers of the Securities being withdrawn or if certificated Securities have not been issued, such information as may be required under the applicable procedures of DTC and this Indenture; and

     (3) the principal amount, if any, that remains subject to the Purchase Notice.

     The Paying Agent shall promptly notify the Company of the receipt by it of any written notice of withdrawal.

ARTICLE XIV

HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY; NON-RECOURSE

SECTION 14.1 Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee:

     (1) semi-annually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such date as the Trustee may reasonably request, and

     (2) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that no such list need be furnished so long as the Trustee is acting as Security Registrar.

SECTION 14.2 Preservation of Information.

     (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 14.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list, if any, furnished to it as provided in Section 14.1 upon receipt of a new list so furnished.

     (2) After this Indenture has been qualified under the Trust Indenture Act, the rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights, and duties of the Trustee, shall be as provided by the Trust Indenture Act.

     (3) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 14.3 Reports by Trustee.

     (1) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     (2) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 14.4 Reports by Company.

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

ARTICLE XV

IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 15.1 Indenture and Securities Solely Corporate Obligations.

     No recourse for the payment of the principal of or premium, if any, or interest, if any, on any Security and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

SOLECTRON CORPORATION

By:	/s/ Perry G. Hayes

Name:	Perry G. Hayes

Title:	Treasurer and Vice President of Investor Relations

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Paula Oswald

Name:	Paula Oswald

Title:	Vice President